EXHIBIT 99.1

LONG TERM INCENTIVE PLAN

Effective as August 15, 2024 and amended on December 12 2025

REZOLVE AI PLC

LONG TERM INCENTIVE PLAN

The purpose of this Plan is to advance the interests of the Company and its shareholders by providing to the employees of the Company or its Group Companies a performance incentive for continued and improved services with the Company and its Group Companies.

ARTICLE 1

INTERPRETATION

Section 1.1	Definitions

For the purposes of this Plan, the following terms shall have the following meanings:

(a)	"Additional Issuances" has the meaning given to it in the BCA (save that any Awards granted under this Plan or any sub-plan thereto shall not be considered Reissued Options);
(b)	"Acquiror" means such person who obtains Control of the Company either alone or together with persons acting in concert (as such term is defined in the City Code on Takeovers and Mergers);
(c)

“Affiliate” or “Affiliated” means, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise);

(d)

“Applicable Withholding Tax Liability” means a liability to account for any Participant's tax, national insurance (excluding, unless otherwise specified by the Award Agreement, Employer's NICs), social security or other levies in respect of any Award (whether by reason of grant, vesting, exercise, settlement, or otherwise), including for the avoidance of doubt and without limitation any liability arising after the termination of the Participant's employment for whatever reason and which:

(a) may arise or be incurred in any jurisdiction whatsoever and,

(b) by the law of the same jurisdiction may or shall be recovered from the person entitled to the Award;

(e)	"Awardmeans any award of Units or an Option under the Plan;
(f)	"Award Certificate" means a certificate setting out the terms of an Award;
(g)

"BCA" means the Business Combination Agreement initially entered into by and among Armada Acquisition Corp. I, Rezolve Merger Sub and the Company (each as defined therein) entered into on 17 December 2021, amended on 10 November 2022, and further amended and restated on 16 June 2023 pursuant to a deed of release, amendment and restatement entered into by the Company, the New Company, CaymanCo, MergerSub, and Armada (each as defined in such deed) on 16 June 2023;

(h)

“Board” means the board of directors of the Company as constituted from time to time, or a committee thereof to which authority has been delegated by the board of directors with respect to any particular functions of the board of directors, as set forth herein;

(i)	“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in London, England, and New York, New York (United States of America) are open for business;

(j)

“Cash Equivalent” means the amount of money expressed in British Pound Sterling equal to the Market Value multiplied by the number of vested Units in the Participant’s notional account, on the ISU Settlement Date, RSU Settlement Date or DSU Payment Date, as applicable;

(k)	“Change of Control” means, unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(i)

any transaction (other than a transaction described in clause (ii) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of shares of the Company representing 50% or more of the aggregate voting power of all of the Company’s then issued and outstanding shares entitled to vote in the election of directors of the Company, other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans;

(ii)

there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction, in each case in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)

the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition, other than a sale, lease, exchange, license or other disposition to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(iv)

the passing of a resolution by the Board or Shareholders to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement); or

(v)

individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding anything to the contrary herein, and solely for the purpose of determining the timing of payment or timing of distribution of any compensation or benefit that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the US Internal Revenue Code of 1986, as amended, a Change of Control shall not be deemed to occur under this Plan unless the Change of Control also constitutes a “change in the ownership” of the Company, a “change in effective control” of the Company, or a “change in the ownership of a substantial portion of the assets” of the Company under U.S. Treasury Regulations § 1.409A-3(i)(5), or any successor provision;

(j)	"Companies Act" means the Companies Act 2006;

(l)	“Company” means Rezolve AI Plc, a company incorporated in England with company number 14573691, whose registered office is at 5 New Street Square, London, United Kingdom, EC4A 3TW;
(m)

"Company Shares" means, collectively: (i) the series A preferred shares, designated as “Series A Shares” pursuant to the Company Articles of Association; and (ii) the ordinary shares designated as "Ordinary Shares" pursuant to the Company's Articles of Association;

(n)	"Control" has the meaning given in section 995 of the Income Tax Act 2007;
(o)

"Data Protection Legislation" means to the extent applicable, the General Data Protection Regulation 2016/679 (the EU GDPR), the UK General Data Protection Regulation (the UK GDPR) and the UK Data Protection Act 2018;

(p)

“Date of Grant” means the date on which a particular Award is granted by the Board as evidenced by either the Grant Agreement pursuant to which the applicable Award was granted or if the Award is granted by unilateral deed of grant, as evidenced by the applicable Award Certificate;

(q)	“Deferred Share Unit” or “DSU” means a unit designated as a Deferred Share Unit representing the right to receive one Share or the Cash Equivalent in accordance with the terms set forth in the Plan;

(r)

“DSU Participant” means a director of the Company (who for the avoidance of doubt must also be an employee) who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom Deferred Share Units have or will be granted thereunder;

(s)

“DSU Payment Date” means, with respect to a Deferred Share Unit granted to a DSU Participant, no later than December 31 of the Fiscal Year following the Fiscal Year in which the DSU Termination Date occurred;

(t)	“DSU Settlement Notice” means a notice, in a form determined by the Board, by a DSU Participant to the Company electing the desired form of settlement of Deferred Share Units;

(u)

“DSU Termination Date” of a DSU Participant means, the day that the DSU Participant ceases to be a director (regardless of whether they have also ceased to be or have previously ceased to be an employee) of the Company for any reason including, without limiting the generality of the foregoing, as a result of retirement, death, voluntary or involuntary termination without cause, or Incapacity;

(v)	“Effective Date” has the meaning ascribed thereto in Section 2.5;

(w)	“Elected Amount” has the meaning ascribed thereto in Section 5.3(1);

(x)	“Election Notice” has the meaning ascribed thereto in Section 5.3(1);

(y)	“Eligible Person” means any employee of the Company or any of its Group Companies, as designated by the Board in a resolution;
(z)	"Employer's NICs" means secondary Class 1 National Insurance contributions;
(aa)

"Equity Securities" means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (as defined in the BCA) (including any stock appreciation, phantom stock, profit participation or similar rights);

(bb)

“Expire” means, with respect to a Unit, the termination of such Unit, on the occurrence of which such Unit is void, incapable of settlement, and of no value whatsoever; and with respect to an Option, the termination or lapsing of such Option, on the occurrence of which such Option is void, incapable of exercise or settlement, and of no value whatsoever; and Expires and Expired have a similar meaning;

(cc)	“Fiscal Year” means the fiscal year of the Company, which as of the Effective Date is the annual period commencing January 1 and ending the following December 31;

(dd)	“Grant Agreement” means an agreement between the Company and a Participant under which an Award is granted;
(ee)	"Group Company" means any subsidiary (as defined in section 1159 of the Companies Act) of the Company;

(ff)	“Incapacity” means the permanent and total incapacity of a Participant as determined in accordance with procedures established by the Board for purposes of this Plan;

(gg)	“Incumbent Board” has the meaning given to that term in Section 1.1(i)(v);
(hh)

“Incentive Share Unit” or “ISU” means a unit granted or credited to a ISU Participant’s notional account pursuant to the terms of this Plan that, subject to the provisions hereof, entitles a ISU Participant to receive one Share or the Cash Equivalent in accordance with the terms set forth in the Plan;

(ii)

"ISU Participant" means an Eligible Person who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom an Incentive Share Unit has been granted or will be granted thereunder;

(jj)	“ISU Settlement Date” has the meaning given to that term in Section 7.1(1);

(kk)	“ISU Settlement Notice” means a notice, in a form determined by the Board, by an ISU Participant to the Company electing the desired form of settlement of vested Incentive Share Units;
(ll)

“ISU Termination Date” means the date on which an ISU Participant ceases to be an Eligible Person as a result of a termination of employment with the Company or a Group Company for any reason, including death, retirement, or resignation. For the purposes of the Plan, an ISU Participant’s employment with the Company or a Group Company shall be considered to have terminated effective on the last day of the ISU Participant’s actual and active employment with the

Company or Group Company, whether such day is selected by agreement with the individual, or unilaterally by the ISU Participant or the Company or Group Company, and whether with or without advance notice to the ISU Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the ISU Participant’s last day of actual and active employment shall be considered as extending the ISU Participant’s period of employment for the purposes of determining his or her entitlement under the Plan;

(mm)

“ISU Vesting Date” means the date or dates determined in accordance with the terms of the Grant Agreement or deed of grant entered into in respect of such Incentive Share Units (as described in Section 6.4), on and after which a particular Incentive Share Unit will be settled, subject to amendment or acceleration from time to time in accordance with the terms hereof;

(nn)	"Management Team" or "Founder" means the founder of the Company, being Daniel Wagner;

(oo)

“Market Value” means, on any particular day, the volume weighted average trading price of a Share on the NASDAQ for the five (5) preceding days on which the Shares were traded, or on any other share exchange as selected by the Board for these purposes. In the event that such Shares are not listed and posted for trading on any share exchange, the Market Value shall be the fair market value of such Shares as determined by the Board in its sole and absolute discretion;

(pp)	"Notice of Exercise" means a notice of exercise in such form as may be prescribed or required by the Board from time to time;

(qq)

"Option" means a share option granted to an Option Participant pursuant to the terms of this Plan that, subject to the provisions hereof, entitles an Option Participant to receive one Share or the Option Cash Equivalent in accordance with the terms set forth in the Plan;

(rr)

"Option Cash Equivalent" means the amount of money expressed in British Pound Sterling equal to: (a) the Market Value multiplied by the number of Shares in respect of which the Option is being exercised and which is to be settled by cash; (b) less the Option Price applicable to such Shares;

(ss)

“Option Participant” means an Eligible Person who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom an Option has been granted or will be granted thereunder;

(tt)	"Option Price" means the price per Share determined by the Board in relation to an Option, in accordance with Section 9.2;
(uu)

“Option Termination Date” means the date on which an Option Participant ceases to be an Eligible Person as a result of a termination of employment with the Company or a Group Company for any reason, including death, retirement, or resignation. For the purposes of the Plan, an Option Participant’s employment with the Company or a Group Company shall be considered to have terminated effective on the last day of the Option Participant’s actual and active employment with the Company or Group Company, whether such day is selected by agreement with the individual, or unilaterally by the Option Participant or the Company or Group Company, and whether with or without advance notice to the Option Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the Option Participant’s last day of actual and active employment shall be considered as extending the Option Participant’s period of employment for the purposes of determining his or her entitlement under the Plan;

(vv)	“Participant” means an RSU Participant, or a DSU Participant, or a ISU Participant or an Option Participant, as applicable;

(ww)	“Performance Criteria” shall mean criteria, if any, established by the Board which, without limitation, may include criteria based on the financial performance of the Company and/or an Affiliate;
(xx)

"Personal Representatives" means in relation to the Participant, the Participant's legal personal representatives (being either the executors of his will to whom a valid grant of probate has been made or the duly appointed administrators of his estate) who in either case have provided the Board with satisfactory evidence of their appointment

(yy)	“Plan” means this Long Term Incentive Plan, as amended from time to time;

(zz)

“Restricted Share Unit” or “RSU” means a unit granted or credited to an RSU Participant’s notional account pursuant to the terms of this Plan that, subject to the provisions hereof, entitles an RSU Participant to receive one Share or the Cash Equivalent in accordance with the terms set forth in the Plan;

(aaa)

“RSU Participant” means an Eligible Person who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom a Restricted Share Unit has been granted or will be granted thereunder;

(bbb)	“RSU Settlement Date” has the meaning ascribed thereto in Section 4.1(1);

(ccc)	“RSU Settlement Notice” means a notice, in a form determined by the Board, by an RSU Participant to the Company electing the desired form of settlement of vested Restricted Share Units;

(ddd)

“RSU Termination Date” means the date on which an RSU Participant ceases to be an Eligible Person as a result of a termination of employment with the Company or a Group Company for any reason, including death, retirement, or resignation. For the purposes of the Plan, an RSU Participant’s employment or retention with the Company or a Group Company shall be considered to have terminated effective on the last day of the RSU Participant’s actual and active employment with the Company or Group Company, whether such day is selected by agreement with the individual, or unilaterally by the RSU Participant or the Company or Group Company, and whether with or without advance notice to the RSU Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the RSU Participant’s last day of actual and active employment shall be considered as extending the RSU Participant’s period of employment or retention for the purposes of determining his or her entitlement under the Plan;

(eee)

“RSU Vesting Date” means the date or dates determined in accordance with the terms of the Grant Agreement or deed of grant entered into in respect of such Restricted Share Units (as described in Section 3.4), on and after which a particular Restricted Share Unit will be settled, subject to amendment or acceleration from time to time in accordance with the terms hereof;

(fff)	"Section 431 Election" means an election made under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 in such form as the Board or HM Revenue & Customs may prescribe;

(ggg)	“Share” means an ordinary share in the capital of the Company;

(hhh)

“Share Compensation Arrangement” means any share option, share option plan, employee share purchase plan, long-term incentive plan or any other compensation or incentive mechanism of the Company involving the issuance or potential issuance of securities of the Company;

(iii)	“Shareholders” means holders of Shares;

(jjj)

“Stock Exchange” means the NASDAQ or, if the Shares are not listed or posted for trading on the NASDAQ but are listed and posted for trading on another share exchange, the share exchange on which the Shares are listed or posted for trading;

(kkk)	“Termination Notice” has the meaning ascribed thereto in Section 5.4(1);
(lll)

"Total Pool Percentage" means, subject to Section 2.2 below, a number of Company Shares equal to fifteen percent (15%) of the fully diluted issued and outstanding Equity Securities, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor) of the Company as of the Closing (as defined in the BCA);

(mmm)	“NASDAQ” means the NASDAQ Stock Exchange; and

(nnn)	“Units” means DSUs, ISUs and RSUs, as applicable.

Section 1.2	Interpretation

(1)

Whenever the Board is to exercise discretion or authority in the administration of the terms and conditions of this Plan, the term “discretion” or “authority” means the sole and absolute discretion of the Board.

(2)	In the Plan, words importing the singular shall include the plural and vice versa and words importing any gender include any other gender.

(3)	Unless otherwise specified in the Participant’s Grant Agreement or Award Certificate, all references to money amounts are to English currency.

(4)	As used herein, the terms “Article” and “Section” mean and refer to the specified Article and Section of this Plan, respectively.

(5)	The words “including” and “includes” mean “including (or includes) without limitation”.

ARTICLE 2

GENERAL PROVISIONS

Section 2.1	Administration.

(1)	The Board shall administer this Plan. Nothing contained herein shall prevent the Board from adopting other or additional Share Compensation Arrangements or other compensation arrangements.

(2)

Subject to the terms and conditions set forth herein, the Board has the authority: (i) to grant Restricted Share Units to RSU Participants; (ii) to grant Deferred Share Units to DSU Participants; (iii) to grant Incentive Share Units to ISU Participants; (iv) to grant Options to Option Participants; (v) to determine the terms, including the limitations, restrictions, vesting period, and conditions (including any Performance Criteria), if any, of such grants; (vi) to interpret this Plan and all agreements entered into hereunder; (vii) to adopt, amend and rescind such administrative guidelines and other rules relating to this Plan as it may from time to time deem advisable; (viii) establish sub-plans to operate in the United Kingdom or in any jurisdictions outside the United Kingdom (overseas sub-plans) provided that insofar as possible, any overseas sub-plan shall be governed by rules similar to the rules of the Plan, but modified to take account of applicable tax, social security, employment, company, exchange control, trust or securities (or any other relevant) law, regulation or practice; and provide that any sub-plan may include provision to grant equity-based awards that are not Units or Options and/or to grant awards to be settled in cash only; and (ix) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board’s guidelines, rules, interpretations, and determinations shall be conclusive and to the fullest extent permitted by applicable law binding upon the Company, its subsidiaries, and all RSU Participants, DSU Participants, ISU Participants, Eligible Persons and their legal, personal representatives and beneficiaries.

(3)

Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a remuneration committee thereof. For greater certainty, any such delegation by the Board may be revoked at any time at the Board’s sole discretion. Without prejudice to the foregoing right to delegate at any time, there shall be delegated to the Management Team the right to grant and to determine to whom there shall be granted one half of all Awards available for allocation from time to time. All other grants of Awards shall be carried out by the Board on the recommendation of the remuneration committee (if any), in consultation with the Management Team and the Chairman of the Company (if any).

(4)

No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith, and each member of the Board and each such person shall be entitled to indemnification by the Company with respect to any such action or determination.

(5)

The Board may adopt such rules or regulations and vary the terms of this Plan and any grant hereunder as it considers necessary to address tax or other requirements of any applicable jurisdiction. Without limiting the generality of the foregoing, if any provision of this Plan contravenes Section 409A (“Section 409A”) or

Section 457A (“Section 457”) of the U.S. Internal Revenue Code of 1986, as amended, the Board may, in its sole discretion and without the participant’s consent, modify such provision to: (i) comply with, or avoid being subject to, Section 409A or Section 457, or to avoid incurring taxes, interest or penalties under Section 409A or Section 457, or otherwise; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company and contravening Section 409A or Section 457.

(6)

The Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any Shares or any other securities in the capital of the Company other than as specifically provided for in the Plan.

Section 2.2	Grant of Awards and Shares Reserved

(1)

Subject to the provisions of this Plan, the Board may grant Awards to Participants upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine, provided that:

(a)

The maximum number of Shares reserved for issuance or transfer from treasury, in the aggregate, under this Plan and any sub-plan thereto shall initially be equal to the Total Pool Percentage minus the number of Company Shares issued or proposed to be issued in connection with the Additional Issuances;

(b)

The number of Shares reserved for issuance or transfer from treasury under this Plan and any sub-plan thereto that are subject to any grants of Awards (or portions thereof) that (i) Expire or are forfeited, surrendered, cancelled or otherwise terminated prior to the issuance of the Shares pursuant to a grant of Awards or (ii) are settled in cash in lieu of settlement in Shares or settled by the transfer of Shares other than from treasury shall, in each case, automatically become available to be made and subject to new grants under this Plan; and

(c)

The Board may, at its sole discretion, at any time on or after 1 January 2025 and in each calendar year thereafter determine that an additional pool of Shares be reserved for issuance or transfer from treasury, under this Plan and any sub-plan being a pool of up to 5% of the fully diluted issued and outstanding Equity Securities, (and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor) of the Company (the "Fully Diluted Capital") as of such date in the relevant calendar year that the Board may determine (the "Calculation Date") (provided that each such additional pool shall be capped at 5% of such Fully Diluted Capital each calendar year and shall be separate to the reservation set out in Section 2.2(a) and to any additional pool created in any previous year.) For the avoidance of doubt, there may not be more than one Calculation Date in a calendar year but the Calculation Date in one calendar year need not be the same as the Calculation Date in another calendar year.

Section 2.3	Amendment and Termination.

(1)

The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any Grant Agreement or Award Certificate or deed of grant relating thereto provided that such suspension, termination, amendment, or revision shall:

(a)	not adversely alter or impair any Award previously granted except as permitted by the terms of this Plan;

(b)	be in compliance with applicable law and subject to any regulatory approvals including, where required, the approval of the Stock Exchange; and

(c)	be subject to Shareholder approval, where required by law, the requirements of the Stock Exchange or this Plan.

(2)

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force with respect to outstanding Awards will continue in effect as long as any such Award or any rights pursuant thereto remain outstanding and, notwithstanding the termination of the Plan, the Board will remain able to make such interpretations and amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.

(3)

Subject to Section 2.3(1), the Board may from time to time, in its discretion and without the approval of Shareholders or Participants, make changes to the Plan or any Award that do not require the approval of Shareholders under Section 2.3(4), which may include but are not limited to:

(a)

any amendment of an administrative nature, including without limitation those made to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan;

(b)	changes that alter, extend or accelerate the terms of vesting or settlement applicable to any Awards;

(c)	any amendment to the Plan respecting administration and eligibility for participation under the Plan; and

(d)

an amendment of the Plan or a Award as necessary to comply with applicable law or the requirements of the Stock Exchange or any other regulatory body having authority over the Company, the Plan, the Participants or the Shareholders.

(4)	Shareholder approval is required for the following amendments to the Plan:

(a)

if and only if such shareholder approval is required by applicable law and/or the rules and regulations of the Stock Exchange or any other stock exchange on which the Shares are listed or posted for trading, any increase in the maximum number of Shares that may be issuable by the Company, including from treasury, pursuant to Awards granted under the Plan (as set out in Section 2.2), other than an adjustment pursuant to Section 2.15; and

(b)	any amendment to Section 2.3(3) and this Section 2.3(4).

Section 2.4	Compliance with Legislation

(1)

The administration of the Plan (including any amendments thereto), the terms of the grant of any Award under the Plan, the grant of Awards, and the Company’s obligation to issue Shares or deliver a Cash Equivalent shall be subject to all applicable laws, rules and regulations, the rules and regulations of the Stock Exchange and any other stock exchange on which the Shares are listed or posted for trading, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obliged by any provision of the Plan or the grant of any Award hereunder to issue Shares or deliver a Cash Equivalent or Option Cash Equivalent in violation of such laws, rules and regulations or any condition of such approvals.

(2)

The Company shall have no obligation to issue or transfer (or procure the transfer of) any Shares pursuant to this Plan unless upon official notice of issuance such Shares shall have been duly listed with the Stock Exchange (and any other stock exchange on which the Shares are listed or posted for trading). Shares issued to Participants pursuant to the settlement of Awards may be subject to limitations on sale or resale under applicable securities laws.

(4)

Should the Board, in its sole and absolute discretion determine that it is not feasible to provide for the settlement of Restricted Share Units, Deferred Share Units, Incentive Share Units or Options in shares, as applicable, including by reason of any such laws, regulations, rules, orders or requirements, it shall notify the Participants of such determination and on receipt of such notice each Participant shall have the option of electing that such settlement obligations be satisfied by means of a cash payment by the Company equal to the Cash Equivalent of the Restricted Share Units, Deferred Share Units or Incentive Share Units or the Option Cash Equivalent of the Options, as applicable. Each Participant shall comply with all such laws, regulations, rules, orders and requirements, and shall furnish the Company with any and all information and undertakings, as may be required to ensure compliance therewith.

Section 2.5	Effective Date

The Plan shall be effective upon the date (the “Effective Date”) of the closing of the initial public offering of the Shares.

Section 2.6	Applicable Tax Withholdings and Deductions.

(1)

Notwithstanding any other provision contained herein, and together with Section 2.6(3) the Company or the relevant Affiliate or Group Company, as applicable (the "Relevant Company"), shall be entitled to withhold from any amount payable to a Participant, either under this Plan or otherwise, such amounts as may be necessary so as to ensure that the Relevant Company is in compliance with all liabilities or obligations, whether under any statute or regulation or otherwise, to account to any revenue or other authority for sums in respect of an Applicable Withholding Tax Liability To this end, the Participant shall, to the extent permitted by law, indemnify and shall keep indemnified the Relevant Company for the Applicable Withholding Tax Liability and the Participant shall pay the Relevant Company a sum equal to the Applicable Withholding Tax Liability immediately upon written notice of the quantum of the said liability.

(2)

It is the responsibility of the Participant to complete and file any tax returns which may be required within the periods specified in applicable laws as a result of the Participant’s participation in the Plan and which by law such Participant is required to file. The Company shall not be held responsible for any tax consequences to a Participant as a result of the Participant’s participation in the Plan and, without prejudice to (1) above, the Participant shall indemnify and keep indemnified the Company and the Relevant Company from and against any and all loss, liability, damage, penalty or expense (including legal expense), which may be asserted against the Company or which the Company may suffer or incur arising out of, resulting from, or relating in any manner whatsoever to any tax liability in connection therewith.

(3)	For greater certainty, no cash payment will be made nor will Shares be issued until:

(a)

an amount sufficient to cover the Applicable Withholding Tax Liability payable on the settlement of Awards has been received by the Company (or withheld by the Company from the Cash Equivalent or Option Cash Equivalent and/or cash payment noted above if applicable);

(b)

the Participant undertakes to arrange for such number of Shares to be sold as is necessary to raise an amount equal to the Applicable Withholding Tax Liability, and to cause the proceeds from the sale of such Shares to be delivered to the Company; or

(c)

the Participant elects to settle for cash such number of Awards as is necessary to raise funds sufficient to cover the Applicable Withholding Tax Liability with such amount being withheld by the Company.

Section 2.7	No Interest.

No interest or other amounts shall accrue to the Participant in respect of any amount payable by the Company to the Participant under this Plan or Award.

Section 2.8	Non-Transferability

Except as set forth herein, Awards are not transferable. Units may be settled and Options may be exercised only by:

(a)	the Participant to whom the Awards were granted; or

(b)	upon the Participant’s death, by the Participant’s Personal Representatives.,

Section 2.9	Participation in this Plan.

(1)

The grant of an Award does not form part of the Participant's entitlement to remuneration or benefits pursuant to his contract of employment nor does the existence of a contract of employment between an Eligible Person and any company give such Eligible

Person any right or entitlement to have an Award granted to him in respect of any number of Shares or any expectation that an Award might be granted to him whether subject to any conditions or at all and the grant of an Award shall not give him any entitlement or expectation that further Awards will be granted. In addition, the rights and obligations of a Participant under the terms and conditions of his office or employment shall not be affected by his participation under the Rules or any right he may have to participate. An individual who participates under the Rules waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever, whether lawful or not, in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to the exercise or settlement of an Award under the Rules as a result of such termination or from the loss or diminution of value of such rights or entitlements. If necessary, the Participant's terms of employment shall be varied accordingly.

(2)

No Participant has any rights or privileges as a Shareholder of the Company in respect of Shares that are issuable or transferable upon the settlement of an Award pursuant to the terms of this Plan until the allotment and issuance of such Shares or their transfer to the Participant. The Participant or the Participant’s legal representative shall not, by reason of the grant of any Award, be considered to be a Shareholder of the Company until an Award has been duly settled and Shares have been issued or transferred in respect thereof. In addition, Shares issued or so transferred shall rank pari passu in all respects with the Shares already then in issue provided that Shares issued or transferred in settlement of an Award will not rank for any dividend or other distribution of the Company paid or made by reference to a record date prior to the date of allotment or transfer, as relevant.

(3)

Awards shall be credited to an unfunded notional bookkeeping account established and maintained by the Company in the name of each Participant. Notwithstanding any other provision of the Plan to the contrary, an Award shall not be considered or construed as an actual investment in Shares. Participants shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company or any Affiliate or Group Company. No assets of the Company or any Affiliate or Group Company shall be held in any way as collateral security for the fulfilment of the obligations of the Company or any Affiliate or Group Company under this Plan. Any and all of the Company’s or any Affiliate’s or Group Company'sassets shall be, and remain, the general unrestricted assets of the Company or Affiliate or Group Company.

(4)

The Company makes no representation or warranty as to the future Market Value of the Shares or with respect to any income tax matters affecting the Participant resulting from the grant, exercise or settlement of an Award or transactions in the Shares. With respect to any fluctuations in the Market Value of Shares, neither the Company, nor any of its directors, officers, employees, Shareholders or agents shall be liable for anything done or omitted to be done by such person or any other person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares hereunder, or in any other manner related to the Plan. For greater certainty, no amount will be paid to, or in respect of, a Participant under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. The Company does not assume responsibility for the income or other tax consequences resulting to the Participant and they are advised to consult with their own tax advisors.

Section 2.10	Notice

Any Notice required to be given pursuant to the Plan must be in writing. All notices to the Company must be delivered personally, by prepaid registered mail or by email and must be addressed to the secretary of the Company. All notices to the Participant will be addressed to the principal address of the Participant on file with the Company and/or to the Participant's work email (or any other email address of the Participant known to the Company). Either the Company or the Participant may designate a different address by written notice to the other. Such notices are deemed to be received: (i) if delivered personally, on the date of delivery; (ii) if sent by prepaid, registered mail, on the fifth Business Day following the date of mailing; or (iii) if sent by email, at the time of transmission. Any notice given by either the Participant or the Company is not binding on the recipient thereof until received.

Section 2.11	Right to Issue Other Shares

The Company shall not by virtue of this Plan be in any way restricted from declaring and paying dividends in respect of Shares, issuing further Shares, repurchasing Shares or varying or amending its share capital or corporate structure.

Section 2.12	Quotation of Shares

So long as the Shares are listed on a Stock Exchange, the Company must apply to the Stock Exchange for the listing or quotation, as applicable, of the Shares issued upon the settlement of all Awards granted under the Plan, however, the Company cannot guarantee that such Shares will be listed or quoted on the Stock Exchange or any other stock exchange.

Section 2.13	Conformity to Plan

In the event that an Award is granted or a Grant Agreement or deed of grant and/or Award Certificate is executed which does not conform in all particulars with the provisions of this Plan, or purports to grant Awards on terms different from those permitted under this Plan, the Award, or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with this Plan.

Section 2.14	Dividend Equivalents.

In the event a dividend becomes payable on the Shares, then on the payment date for such dividend, each Participant’s notional account shall, unless otherwise determined by the Board in respect of any grant of Units, be credited with additional Units of the same kind as credited in such Participant’s applicable notional account, the number of which shall be determined by dividing: (i) the amount determined by multiplying (a) the number of Units in such Participant’s notional account (whether vested or unvested) on the record date for the payment of such dividend by (b) the dividend paid per Share, by (ii) the Market Value of a Share on the dividend payment date for such dividend, in each case, with fractions computed to two decimal places. Such additional Units, if credited, shall vest on the same basis as the underlying Units. This provision shall not apply to Options.

Section 2.15	Adjustments.

Subject to any required approval by the Stock Exchange or regulatory authority, in the case of any merger, amalgamation, arrangement, rights offering, subdivision, consolidation, or reclassification of the Shares or other relevant change in the capitalization of the Company, or dividend or distribution payable in respect of Shares (excluding dividends or distributions which may be paid in cash or in Shares at the option of the Shareholder), or exchange of the Shares for other securities or property, the Company shall make appropriate adjustments in the Shares issuable or amounts payable or, in the case of Options, the Option Price (provided that such Option Price may not be reduced to below the nominal value of a Share unless only if, and to the extent that, the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the aggregate nominal value of the Shares in respect of which the Option is exercisable exceeds the aggregate adjusted Option Price, so that on exercise of any Option in respect of which the Option Price has been reduced, the Board shall capitalise and apply such sum (if any) as is necessary to pay up the amount by which the aggregate nominal value of the Shares in respect of which the Option is exercised exceeds the aggregate Option Price for such Shares), as the case may be, as determined as appropriate by the Board, to preclude a dilution or enlargement of the benefits hereunder, and any such adjustment (or non-adjustment) by the Company shall be conclusive, final and binding upon the Participants. However, no amount will be paid to, or in respect of, the Participants under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant to compensation for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

Section 2.16	Cancellation of Awards.

Upon payment in full of the value of the Awards, the Awards shall be cancelled and no further payments shall be made from the Plan in relation to such Awards.

Section 2.17	Governing Law

The Plan shall be governed by the laws of England.

Section 2.18	Data Protection

The Company and Participant's employer (if different) from time to time will collect, hold and process the Participant's personal information for the purposes of the administration of the Award in accordance with the employee privacy notice, which can be found on the Company's intranet. The Company will comply with all applicable requirements of the Data Protection Legislation. This rule is in addition to, and does not relieve, remove or replace the Company's obligations under the Data Protection Legislation.

ARTICLE 3

RESTRICTED SHARE UNITS

Section 3.1	Grant of Restricted Share Units.

(1)

Subject to the provisions of this Plan, the Board may grant Restricted Share Units to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of a Restricted Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company and, if required by the Board, countersigned by the relevant Participant.

(3)	The Company shall maintain a notional account for each RSU Participant, in which shall be recorded the number of vested and unvested Restricted Share Units granted or credited to such Participant.

(4)

The grant of a Restricted Share Unit to an RSU Participant, or the settlement of a Restricted Share Unit, under the Plan shall neither entitle such RSU Participant to receive nor preclude such RSU Participant from receiving subsequently granted Restricted Share Units.

Section 3.2	Equivalence.

One (1) Restricted Share Unit is equivalent to one (1) Share. Fractional Restricted Share Units are not permitted under the Plan.

Section 3.3	Calculation.

The number of Restricted Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 3.4	Vesting.

Except as otherwise provided in an RSU Participant’s Grant Agreement or the applicable deed of grant or any other provision of this Plan:

(1)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the first (1st) anniversary of the Date of Grant;

(2)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the second (2nd) anniversary of the Date of Grant;

(3)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the third (3rd) anniversary of the Date of Grant; and

(4)

all Restricted Share Units credited pursuant to Section 2.14 shall vest simultaneously with the Restricted Share Units to which they relate, provided the Participant is continuously employed by the Company, or any of its Group Companies, from the Date of Grant until such Vesting Date, provided, however, that in the event of any Change of Control, any unvested Restricted Share Units shall vest on the date which the Board determines in accordance with Article 8.

ARTICLE 4

SETTLEMENT & EXPIRY

Section 4.1	Settlement of Restricted Share Units.

(1)	Except as otherwise provided in an RSU Participant’s Grant Agreement or applicable deed of grant or any other provision of this Plan:

(a)

all of the vested Restricted Share Units covered by a particular grant and the related Restricted Share Units credited pursuant to Section 3.3 may be settled on the first Business Day following their RSU Vesting Date (the “RSU Settlement Date”);

(b)

an RSU Participant (or such other person as is referred to in Section 2.8) is entitled to deliver to the Company, on or before the RSU Settlement Date, an RSU Settlement Notice in respect of any or all vested Restricted Share Units held by the RSU Participant;

(c)

in the RSU Settlement Notice, the RSU Participant will elect, in the RSU Participant’s sole discretion, to settle vested Restricted Share Units for their Cash Equivalent (determined in accordance with Section 4.2(1)), Shares (determined in accordance with Section 4.2(2)) or a combination thereof.

(2)	Subject to Section 4.1(3), settlement of Restricted Share Units shall take place promptly following the RSU Settlement Date and take the form set out in the RSU Settlement Notice through:

(a)

in the case of settlement of Restricted Share Units for their Cash Equivalent, delivery of a cheque or a wire or bank transfer of cash to the RSU Participant (or such other person as is referred to in Section 2.8) representing the Cash Equivalent;

(b)

in the case of settlement of Restricted Share Units for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8) ; or

(c)	in the case of settlement of Restricted Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

(3)

If an RSU Settlement Notice is not received by the Company on or before the RSU Settlement Date, settlement shall take the form of Shares issued by the Company or transferred from treasury, or otherwise transferred, as set out in Section 4.2(2).

(4)

Notwithstanding any other provision of this Plan, in the event that an RSU Settlement Date falls during a black-out period or other trading restriction imposed by the Company and an RSU Participant has not delivered an RSU Settlement Notice, then such RSU Settlement Date shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

(5)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the RSU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 4.2	Determination of Amounts.

(1)

Cash Equivalent of Restricted Share Units. For purposes of determining the Cash Equivalent of Restricted Share Units to be made pursuant to Section 4.1(2)(a) or Section 4.1(2)(c), such calculation will be made on the RSU Settlement Date based on the Market Value on the RSU Settlement Date multiplied by the number of vested Restricted Share Units in the Participant’s Restricted Share Unit notional account which the Participant desires to settle in cash pursuant to the RSU Settlement Notice.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to an RSU Participant upon settlement of Restricted Share Units pursuant to Section 4.1(2)(b) or Section 4.1(2)(c), such calculation will be made on the RSU Settlement Date based on the whole number of Shares equal to the whole number of vested Restricted Share Units then recorded in the Participant’s Restricted Share Unit notional account which the Participant desires to settle pursuant to the RSU Settlement Notice.

Section 4.3	Termination.

(1)

Except as the Board may otherwise determine or unless otherwise provided in the RSU Participant’s Grant Agreement or applicable deed of grant and regardless of any adverse or potentially adverse tax or other consequences resulting from the following:

(a)

if an RSU Participant ceases to be an Eligible Person as a result of such RSU Participant’s termination for "cause" or resignation without "good reason" (as such terms are defined in the relevant Grant Agreement or applicable deed of grant), subject to (b) below, any unvested Restricted Share Units held by such RSU Participant shall Expire on the RSU Termination Date and be of no further force or effect whatsoever and such Participant shall no longer be eligible for a grant of RSUs; and

(b)

if an RSU Participant ceases to be Eligible Person as a result of such RSU Participant’s dismissal without "cause" or resignation for "good reason" (as such terms are defined in the relevant Grant Agreement or applicable deed of grant), or as a result of such RSU Participant’s death or physical or psychological Incapacity, any unvested Restricted Share Units held by such RSU Participant shall vest on the RSU Termination Date.

ARTICLE 5

DEFERRED SHARE UNITS

Section 5.1	Grant of Deferred Share Units.

(1)	Subject to this Article 5, the Board may recommend the grant of, from time to time, Deferred Share Units to a DSU Participant.

(2)

The grant of a Deferred Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company.

(3)	The Company shall maintain a notional account for each DSU Participant, in which shall be recorded the number of Deferred Share Units granted or credited to such Participant.

(4)

The grant of a Deferred Share Unit to a DSU Participant, or the settlement of a Deferred Share Unit, under the Plan shall neither entitle such DSU Participant to receive nor preclude such DSU Participant from receiving subsequently granted Deferred Share Units.

Section 5.2	Equivalence.

One (1) Deferred Share Unit is equivalent to one (1) Share.

Section 5.3	Termination Right.

(1)

Each DSU Participant is entitled to terminate his or her participation in the Plan by filing with the Chief Financial Officer of the Company, or such other officer of the Company designated by the Board, a notice electing to terminate the receipt of additional Deferred Share Units in such form as the Board may determine (“Termination Notice”).

(2)	Such Termination Notice shall be effective as of the date received by the Company.

(4)

For greater certainty, to the extent a DSU Participant terminates his or her participation in the Plan, he or she shall not be entitled to become a DSU Participant again until the Fiscal Year following the Fiscal Year in which the Termination Notice becomes effective.

Section 5.4	Calculation.

(1)

The number of Deferred Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 5.5	Vesting.

(1)

All Deferred Share Units recorded in a DSU Participant’s Deferred Share Unit notional account shall vest on the DSU Termination Date, unless otherwise determined by the Board at its sole discretion, subject to a determination of the Board made in accordance with Article 8.

(2)	DSU Participants will not have any right to receive any benefit under the Plan in respect of a Deferred Share Unit until the DSU Termination Date.

Section 5.6	Settlement in respect of Deferred Share Units.

In respect of an award of Deferred Share Units granted to a DSU Participant, settlement shall be as soon as practicable following the DSU Termination Date and no later than the DSU Payment Date:

(1)

Subject to Section 5.6(2), the DSU Participant (or where the DSU Participant has died, the Personal Representative of the DSU Participant) will deliver to the Company a DSU Settlement Notice, in the DSU Participant’s sole discretion, to elect to settle all Deferred Share Units in such DSU Participant’s notional account for their Cash Equivalent (determined in accordance with Section 5.7(1)), Shares (determined in accordance with Section 5.7(2)) or a combination thereof.

(2)

If such DSU Settlement Notice is not received by the Company within 30 days prior to the DSU Payment Date, settlement shall take the form of the Cash Equivalent determined in accordance with Section 5.8(1), among other provisions of this Plan.

(3)	Settlement of Deferred Share Units shall take place on the DSU Payment Date and in the form set out in the DSU Settlement Notice through:

(a)

in the case of settlement of Deferred Share Units for their Cash Equivalent, delivery of a cheque to the Participant, a dependant or relation of the Participant or the Participant’s duly authorized legal representative (or such other person as is referred to in Section 2.8), as the case may be, representing the Cash Equivalent;

(b)	in the case of settlement of Deferred Share Units for Shares issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8)); or

(c)	in the case of settlement of Deferred Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

(4)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the DSU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 5.7	Determination of Amounts.

(1)

Cash Equivalent of Deferred Share Units. For purposes of determining the Cash Equivalent of Deferred Share Units, such calculation will be made based on the Market Value on the DSU Payment Date multiplied by the number of Deferred Share Units in the Participant’s Deferred Share Unit notional account as of the DSU Payment Date.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to a DSU Participant upon settlement of Deferred Share Units, such calculation will be made on the DSU Termination Date, or if the DSU Termination Date is not a Business Day, on the next such Business Day, based on the whole number of Shares equal to the whole number of Deferred Share Units then recorded in the Participant’s Deferred Share Unit notional account.

ARTICLE 6

INCENTIVE SHARE UNITS

Section 6.1	Grant of Incentive Share Units

(1)

Subject to the provisions of this Plan, the Board may grant Incentive Share Units to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of an Incentive Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company.

(3)	The Company shall maintain a notional account for each ISU Participant, in which shall be recorded the number of vested and unvested Incentive Share Units granted or credited to such Participant.

(4)

The grant of an Incentive Share Unit to an ISU Participant, or the settlement of an Incentive Share Unit, under the Plan shall neither entitle such ISU Participant to receive nor preclude such ISU Participant from receiving subsequently granted Incentive Share Units.

Section 6.2	Equivalence

One (1) Incentive Share Unit is equivalent to one (1) Share.

Section 6.3	Calculation.

The number of Incentive Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 6.4	Vesting.

Each ISU Participant’s Grant Agreement or the applicable deed of grant shall describe the Performance Criteria established by the Board that must be achieved for Incentive Share Units to vest to the ISU Participant, provided the ISU Participant is continuously employed by or in service with the Company, or any of its Group Companies, from the Date of Grant until such ISU Vesting Date, and provided further that in the event of any Change of Control, any unvested Incentive Share Units shall vest on the date which the Board determines in accordance with Article 8.

ARTICLE 7

SETTLEMENT & EXPIRY

Section 7.1	Settlement of Incentive Share Units.

(1)	Except as otherwise provided in an ISU Participant’s Grant Agreement or the applicable deed of grant, or any other provision of this Plan:

(a)

all of the vested Incentive Share Units covered by a particular grant and the related Incentive Share Units credited pursuant to Section 6.2 may be settled on the first Business Day following their ISU Vesting Date (the “ISU Settlement Date”);

(b)

an ISU Participant shall become entitled to deliver to the Company, on or before the ISU Settlement Date, an ISU Settlement Notice in respect of any or all vested Incentive Share Units held by the ISU Participant; and

(c)

in the ISU Settlement Notice, the ISU Participant will elect, in the ISU Participant’s sole discretion, , to settle vested Incentive Share Units for their Cash Equivalent (determined in accordance with Section 7.2(1)), Shares (determined in accordance with Section 7.2(2)) or a combination thereof.

(2)	Subject to Section 7.1(3), settlement of Incentive Share Units shall take the form set out in the ISU Settlement Notice through delivery of:

(a)

in the case of settlement of Incentive Share Units for their Cash Equivalent, a cheque to the ISU Participant or wire or bank transfer of cash (or such other person as is referred to in Section 2.8) representing the Cash Equivalent;

(b)

in the case of settlement of Incentive Share Units for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8) ; or

(c)	in the case of settlement of Incentive Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

(3)

If an ISU Settlement Notice is not received by the Company on or before the ISU Settlement Date, settlement shall take the form of Shares issued by the Company or transferred as set out in Section 7.2(2).

(4)

Notwithstanding any other provision of this Plan, in the event that a ISU Settlement Date falls during a black-out period or other trading restriction imposed by the Company and a ISU Participant has not delivered a ISU Settlement Notice, then such ISU Settlement Date shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

(5)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the ISU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 7.2	Determination of Amounts.

(1)

Cash Equivalent of Incentive Share Units. For purposes of determining the Cash Equivalent of Incentive Share Units to be made pursuant to Section 7.1(2)(a) or Section 7.1(2)(c), such calculation will be made on the ISU Settlement Date based on the Market Value on the ISU Settlement Date multiplied by the number of vested Incentive Share Units in the Participant’s Incentive Share Unit notional account which the Participant desires to settle in cash pursuant to the ISU Settlement Notice.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to a ISU Participant upon settlement of Incentive Share Units pursuant to Section 7.1(2)(b) or Section 7.1(2)(c), such calculation will be made on the ISU Settlement Date based on the whole number of Shares equal to the whole number of vested Incentive Share Units then recorded in the Participant’s Incentive Share Unit notional account which the Participant desires to settle pursuant to the ISU Settlement Notice.

Section 7.3	Termination.

Except as the Board may otherwise determine or unless otherwise provided in the ISU Participant’s Grant Agreement or applicable deed of grant and regardless of any adverse or potentially adverse tax or other consequences resulting from the following, if a ISU Participant ceases to be an Eligible Person for any reason, any unvested Incentive Share Units held by such ISU Participant shall Expire on the ISU Termination Date and be of no further force or effect whatsoever and such Participant shall no longer be eligible for a grant of ISUs.

ARTICLE 8

CHANGE OF CONTROL - UNITS

Section 8.1	Conversion or Exchange of Units.

Notwithstanding anything else in this Plan or any Grant Agreement or deed of grant or Award Certificate, the Board has the right to provide for the conversion or exchange of any outstanding Units into or for units, rights or other securities in any entity participating in or resulting from a Change of Control, provided that the value of previously granted Units and the rights of Participants are not materially adversely affected by any such changes.

Section 8.2	Notice to Participants.

Upon the Company entering into an agreement relating to a transaction which, if completed, would result in a Change of Control, or otherwise becoming aware of a pending Change of Control, the Company may (only if and to the extent not prohibited by applicable laws, regulations or the rules of any Stock Exchange upon which the Shares are listed), give written notice of the proposed Change of Control to Participants, together with a description of the effect of such Change of Control on outstanding Units, not less than seven (7) days prior to the closing of the transaction resulting in the Change of Control.

Section 8.3	Acceleration of Vesting.

The Board may, in its sole discretion, accelerate the vesting and/or the expiry date of any or all outstanding Units, including conditionally, to provide that, notwithstanding the vesting provisions of such Units or any Grant Agreement, applicable deed of grant, or Award Certificate, such designated outstanding Units shall be vested upon (or prior to) the completion of the Change of Control (or, if relevant, prior to the sanctioning of a Compromise as contemplated by Section 8.5 below). If, for any reason, the Change of Control does not occur within the contemplated time period, the acceleration of the vesting of the Units shall be retracted and vesting shall instead revert to the manner provided in the Grant Agreement, applicable deed of grant, or Award Certificate.

Section 8.4	Effect of Change of Control

Notwithstanding the foregoing, and in the event of a Change of Control, outstanding Units will lapse immediately following the Change of Control to the extent not vested, unless sections 8.1, 8.5 or 8.6 applies.

Section 8.5 Court Sanction

In the event that the court sanctions a compromise or arrangement under section 899 or 901F of the Companies Act in connection with a Change of Control (a "Compromise"), the RSU will, subject to sections 8.1 above and 8.6 below and unless the Board determines otherwise, Expire immediately after such sanction.

Section 8.6 Replacement of Units

(a)
Without prejudice to Section 8.1, if there is an Acquiror who is a Company, each relevant Participant may, by agreement with the Acquiror within such period as the Board and Acquiror may agree, surrender any Units in exchange for a replacement right ("New Unit Award").
(b)
A New Unit Award shall be granted on such terms and in relation to such shares of such company as the Acquiror and the Participant may agree.

ARTICLE 9

OPTIONS

Section 9.1	Grant of Options
(1)

Subject to the provisions of this Plan, the Board may grant Options to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of an Option shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company. Among its other provisions, each Grant Agreement or Award Certificate will set forth: (a) the number of Shares subject to such Option; and (b) the extent to which the Option Participant will have the right to exercise the Option following the Option Termination Date. Such provisions will be determined in the discretion of the Board and included in the Grant Agreement or deed of grant and Award Certificate, and they need not be uniform among all Options issued pursuant to the Plan or to the same Option Participant.

(3)

The grant of an Option to an Option Participant, or the vesting, exercise, or settlement of an Option under the Plan shall neither entitle such Option Participant to receive nor preclude such Option Participant from receiving subsequently granted Options.

Section 9.2	Option Price

The exercise price per Share under each Option will be specified in the relevant Grant Agreement or applicable deed of grant (and set out in the Award Certificate) but shall not be less than the nominal value of a Share in the case of an Option to subscribe for Shares

Section 9.3	Term
The term of the Option will be ten (10) years from the Date of Grant.

Section 9.4	Exercise

Subject to Section 9.5 and Article 11, the Board will determine the time or times at which an Option may be exercised, in whole or in part. Each Option may specify a required period of continuous employment, the Performance Criteria or any other requirements to be achieved before the Option or portion thereof will vest and/or become exercisable. Each Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which such Option will not be exercisable and a method for determining the extent to which such Option will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Option will be set forth in the Grant Agreement or applicable deed of grant. An Option cannot be exercised after the end of the term of the Option.

Section 9.5	Lapse
An Option shall immediately Expire and cease to be capable of vesting or exercise on the earliest to occur of:
	(a)	the tenth anniversary of the Date of Grant;
	(b)	any date specified for the Options to Expire in the Grant Agreement or applicable deed of grant;
	(c)	in the event of the Option Participant's death, the first anniversary of the Option Participant's death;
	(d)	the expiry of any of the periods referred to in Article 11;
(e)

the date on which it is purported to be transferred or assigned (other than by reason of death in accordance with Section 2.8(b)), mortgaged, charged or otherwise disposed of by the Option Participant;

	(f)	the presentation of any petition to any court of competent jurisdiction by which an order is sought for the bankruptcy of the Option Participant (or any analogous proceeding in any jurisdiction);
(g)

upon the Option Participant making an application for an interim order or any proposal for a voluntary arrangement within Part VIII of the Insolvency Act 1986 (or any analogous proceeding in any jurisdiction);

	(h)	upon the Option Participant proposing any form of compromise with his creditors or any class of creditors (or any analogous proceeding in any jurisdiction); and
(i)

the date on which the Option Participant is deprived (otherwise than on death) of the legal or beneficial ownership of the Option by operation of law or by the Option Participant doing or omitting to do anything which causes him to be so deprived.

ARTICLE 10
EXERCISE AND SETTLEMENT OF OPTIONS

Section 10.1	Exercise of Option
(1)

Subject to Article 11 below and subject to the terms of the Grant Agreement or applicable deed of grant, an Option may only be exercised to the extent it has vested in accordance with the terms of the Grant Agreement or as set out in the applicable deed of grant.

(2)	An Option shall be exercisable, in whole or in part, by the delivery to the secretary of the Company of the following:
(a) a Grant Agreement or Award Certificate covering at least all of the Shares over which the Option is then to be exercised;
(b)

the Notice of Exercise in the prescribed form duly completed and signed by the Option Participant (or by his duly authorised agent) which shall specify whether the Option Participant requests settlement in Shares and/or in the Option Cash Equivalent (and in lieu of any specification, the Option Participant shall be deemed to have specified full settlement in Shares);

	(c)	if the Board so requires, a Section 431 Election entered into by the Option Participant in relation to the Shares to be acquired;
(d)

payment (or such arrangements for the making of such a payment as the Board shall permit) of a sum equal to the aggregate Option Price for the number of Shares over which the Option is to be exercised (save to the extent the Option is to be settled by payment of an Option Cash Equivalent); and

	(e)	payment (or such arrangements for the making of such a payment as the Board shall permit) of any Applicable Withholding Tax Liability in accordance with Section 2.6.
(3)	Subject to Section 10.1(4), settlement of Options shall take the form set out in the Notice of Exercise through delivery of, within 30 days following the effective date of exercise of the Option:
(a)

in the case of settlement of Options for their Option Cash Equivalent, a cheque to the Option Participant (or such other person as is referred to in Section 2.8) or wire or bank transfer of cash representing the Option Cash Equivalent;

	(b)	in the case of settlement of Options for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8); or
	(c)	in the case of settlement of Options for a combination of Shares and the Option Cash Equivalent, a combination of (a) and (b) above.
(4)

Notwithstanding any other provision of this Plan, in the event that the exercise of an Option, or the subsequent 30-day period falls during a black-out period or other trading restriction imposed by the Company, then the 30-day period referred to above shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

Section 10.2	Option Cash Equivalent

For purposes of determining the Option Cash Equivalent of Options to be made pursuant to Section 10.1(3)(a) or Section 10.1(3)(c), such calculation will be made on the effective date of exercise based on the Market Value on the effective date of exercise multiplied by the number of Shares in respect of which the Option is being exercised and in respect of which the Option Participant desires to settle in cash pursuant to the Notice of Exercise.

ARTICLE 11
CHANGE OF CONTROL – OPTIONS

Section 11.1	Notice to Participants
(1)

Upon the Company entering into an agreement relating to a transaction which, if completed, would result in a Change of Control (including one which may fall within Section 11.2 or Section 11.3 before), the Options shall be treated in the manner prescribed by the definitive agreement (if any) for such Change of Control. If there is no agreement for such a Change of Control, or there is no provisions prescribing the treatment of Options therein, the Company may (only if and to the extent not prohibited by applicable laws, regulations or the rules of any Stock Exchange upon which the Shares are listed), but shall not be obliged to, give written notice of the proposed Change of Control to Participants, together with a description of the effect of such Change of Control on outstanding Options, not less than seven (7) days prior to the closing of the transaction resulting in the Change of Control (the "Change of Control Notice").

(2)

In the event that a Change of Control Notice is made, the Option Participant may, save where Section 11.2 below applies, exercise his Option to the extent specified in Section 11.4 by delivering his Notice of Exercise and the aggregate Option Price (under the procedure in Section 10.1(2) or such other procedure as may be specified by the Board in the Change of Control Notice) at any time in the period commencing on the Option Participant's receipt of the Notification and ending immediately prior to such Change of Control. Any Notice of Exercise delivered in accordance with this Section 11.1(2) prior to such Change of Control shall take effect immediately before Change of Control takes effect. The Option shall, to the extent unexercised, lapse immediately following the Change of Control unless the Acquiror has informed the Board that it intends to offer to grant Option Participants new options in accordance with Section 11.5, in which case the Option shall cease to be exercisable following the Change of Control under this Plan, but may still be released under Section 11.5 within the period of six months following the Change of Control and on the expiry of the said six month period the Option shall lapse.
(3)

In the event that no Change of Control Notice is made as permitted by Section 11.1(1) and there is no agreement relating to a Change of Control and/or there is no provisions prescribing the treatment of Options therein then subject to Section 11.2 and 11.5 below, the Option may be exercised within six months of a Change of Control to the extent specified in Section 11.4, and on the expiry of the said six month period the Option shall, to the extent unexercised, Expire and cease to be capable of exercise.

Section 11.2	Court Sanction

In the event that the court sanctions a compromise or arrangement under section 899 or 901F of the Companies Act in connection with a Change of Control (a "Compromise"), then subject to Section 11.1(1) above and 11.5 below, the Option may be exercised to the extent specified in Section 11.4 within six months of the date on which such Compromise is so sanctioned, and on the expiry of the said six month period the Option shall, to the extent unexercised, Expire and cease to be capable of exercise.

Section 11.3	Squeeze-out

If any person becomes bound or entitled to acquire shares under Chapter 3, Part 28 of the Companies Act, then subject to Section 11.1(1) above and Section 11.5 below, an Option may be exercised to the extent set out in Section 11.4 at any time when that person remains so bound or entitled and to the extent not so exercised shall lapse at the expiry of such period.

Section 11.4	Extent of exercise

Subject to the terms of the relevant Grant Agreement or applicable deed of grant, an Option may be exercised under this Article 11 to the extent it has vested pursuant to the Grant Agreement or as set out in the applicable deed of grant as at the date of: (i) the Change of Control if Section 11.1(2) or (3) applies (and for the avoidance of doubt, where Section 11.1(2) applies, the Option may be exercised to the extent it would have been vested on the Change of Control if not exercised immediately prior); (ii) the date on which a Compromise is sanctioned if Section 11.2 applies; or (iii) the date on which a person becomes bound or entitled to acquire shares if Section 11.3 applied. Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of any or all outstanding Options, including conditionally, to provide that, notwithstanding the vesting provisions of such Options or any Grant Agreement, deed of grant, or Award Certificate, such designated outstanding Options shall be vested upon (or prior to) the completion of the Change of Control (or, if relevant, prior to the sanctioning of a Compromise as contemplated by Section 11.2 or a person becoming bound or entitled to acquire shares as contemplated by Section 11.3). If, for any reason, the Change of Control or relevant event does not occur, the acceleration of the vesting of the Options shall be retracted and vesting shall instead revert to the manner provided in the Grant Agreement or deed of grant.

Section 11.5	Replacement Options
(1)

Notwithstanding anything else in this Plan (other than Section 11.1(1)) or any Grant Agreement, deed of grant, or Award Certificate, the Board has the right to provide for the conversion, replacement, or exchange of any outstanding Options into or for options, rights or other securities in any entity participating in or resulting from a Change of Control, provided that the value of previously granted Options and the rights of Participants are not materially adversely affected by any such changes.

(2)

Without prejudice to Section 11.5(1), if there is an Acquiror who is a company, or a company becomes bound or entitled to acquire shares under Chapter 3, Part 28 of the Companies Act, each Participant may, by agreement with the Acquiror within the periods set out in Section 11.5(4), surrender any Options in exchange for a replacement option ("New Option").

(3)	A New Option shall be granted on such terms and in relation to such shares of such company as the Acquiror and the Participant may agree.
(4)	The periods referred to in Section 11.5(2) are:
(a) In the case of a Change of Control that is not effected by a Compromise, six months from the date of the Change of Control;

(b)	In the case of a Compromise contemplated by Section 11.2, six months from the date on which the Compromise becomes effective; and
(c)	In the case of a person becoming bound or entitled to acquire shares as contemplated by Section 11.3, during the period such person is so bound or entitled.

ANNEX 1 to the

REZOLVE AI PLC LONG TERM INCENTIVE PLAN

This Annex 1 to the Rezolve AI plc Long Term Incentive Plan (the "Plan" and such Annex 1 being the "Non-Employee Plan")) is intended to be a separate plan which governs Units granted to directors, officers, and consultants. Units granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following terms and provisions which will replace and/or supplement certain terms and provisions of the Plan as indicated herein.

Capitalised terms used but not defined in this Non-Employee Plan are defined in the Plan, subject to the provisions set out below

1.
ARTICLE 1 - PURPOSE AND INTERPRETATION

1.1.
All references to Plan throughout the Non-Employee Plan shall, save where the context requires otherwise, refer to the Non-Employee Plan.

1.2.
In the first paragraph of the Plan, the word "employees" shall be deleted and replaced with the words "directors, officers, and consultants and persons employed or engaged directly or indirectly to provide services"

1.3.
In the Non-Employee Plan, the following definitions shall be inserted:

1.3.1.
“Annual Board Retainer” means the annual retainer paid by the Company to a director in a Fiscal Year for service on the Board, together with Board committee fees, attendance fees and additional fees and retainers to committee chairs.

1.3.2.
"Award Date" means the date(s) during the Fiscal Year on which the Annual Board Retainer is awarded.

1.3.3.
"Consultant” means the role as providing professional or expert advice in a particular field of science or business to either an organisation or individual;

1.4.
In the Non-Employee plan, the following definitions shall be amended as follows:

1.4.1.
In the definition of "DSU Participant", the words "who for greater certainty must also be an employee" shall be deleted and replaced with the words "who for greater certainty shall not also be a direct employee".

1.4.2.
In the definition of "DSU Termination Date" the words "(regardless of whether they have also ceased to be or have previously ceased to be an employee)" shall be deleted.

1.4.3.
In the definition of "Eligible Person", the word "employee" shall be deleted and replaced with the words "director, officer, Consultant, or person employed or engaged directly or indirectly to provide services".

1.4.4.
In the definition of "ISU Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

1.4.5.
In the definition of "Option Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

1.4.6.
In the definition of "RSU Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

2.
ARTICLE 2 - GENERAL PROVISIONS

2.1 In Section 2.2(a), the words "or the Rezolve AI plc Long Term Incentive Plan" shall be inserted after the words "sub-plan to this Plan".

2.2 Section 2.9(1) shall be deleted and replaced with the following:

The grant of an Award does not form part of the Participant's entitlement to remuneration or benefits pursuant to that person's letter of appointment or contract for services or service, nor does the existence of such letter of appointment or contract for services or service between an Eligible Person and any company give such Eligible Person any right or entitlement to have an Award granted to him in respect of any number of Shares or any expectation that an Award might be granted to him whether subject to any conditions or at all and the grant of an Award shall not give him any entitlement or expectation that further Awards will be granted. In addition, the rights and obligations of a Participant under the terms and conditions of his office, engagement, employment, or appointment shall not be affected by his participation under the Rules or any right he may have to participate. An individual who participates under the Rules waives all and any rights to compensation or damages in consequence of the termination of his office, engagement, employment, or appointment with any company for any reason whatsoever, whether lawful or not, in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to the settlement of an Award under the Rules as a result of such termination or from the loss or diminution of value of such rights or entitlements. If necessary, the Participant's terms of engagement, appointment, employment, or retention shall be varied accordingly".

2.3 In Section 2.15, the words "or any Settlement Price (as later defined in the Plan in respect of any Units)" shall be inserted following the words "Option Price" throughout.

2.4 In Section 2.18: (a) the word "employer" shall be deleted and replaced with the words "engaging company"; (b) the words "Participant's personal information" shall be deleted and replaced with the words "Participant's personal information"; and (c) the words "employee privacy notice" shall be deleted and replaced with the words "privacy notice".

3.
ARTICLE 3 - RESTRICTED SHARE UNITS

3.1 At the end of Section 3.1(1), the following sentence shall be inserted: "Notwithstanding the foregoing, it shall, unless the Board determines that it is not required by applicable law, be a term of each Restricted Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Restricted Share Unit (the "Settlement Price")."

3.2.
In Section 3.4(4), the words "is continuously employed by" shall be deleted and replaced with the words "in service with".

4.
ARTICLE 4 - SETTLEMENT & EXPIRY

4.1 The following new Section 4.1(6) shall be inserted:

"Notwithstanding the foregoing, no Restricted Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 3.1(1). In the event that such payment or arrangements are not made within 30 days following the RSU Settlement Date, the Participant shall be deemed to have elected for settlement by the Restricted Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "RSU Settlement Date"."

4.2 In Section 4.3, the words "or termination" shall be inserted following the word "dismissal"; and the words "or early termination of their engagement" shall be inserted following the word "resignation".

5.
ARTICLE 5 – DEFERRED SHARE UNITS

5.1 The following new Section 5.1(4) shall be inserted: "Notwithstanding the foregoing, it shall unless the Board determines that it is not required by applicable law be a term of each Deferred Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Deferred Share Unit (the "Settlement Price")."

5.2.
The following new section will be inserted as Section 5.3 and the remainder of Article 5 will be renumbered accordingly with all cross-references updated accordingly:

"Section 5.3 Election Notice; Elected Amount.

(1) Subject to Board approval, a DSU Participant may elect by filing an election notice in such form as the Board may permit (the “Election Notice”), once each Fiscal Year, to be paid up to one hundred percent (100%) of his or her Annual Board Retainer in the form of Deferred Share Units (the “Elected Amount”), with the balance being paid in cash in accordance with the Company’s regular practices of paying such cash compensation. In the case of an existing DSU Participant, the election must be completed, signed and delivered to the Company by the end of the Fiscal Year preceding the Fiscal Year to which such election is to apply. In the case of a new DSU Participant, the election must be completed, signed and delivered to the Company as soon as possible, and, in any event, no later than 30 days, after the director’s appointment, with such election to be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such Fiscal Year. For the first year of the Plan, DSU Participants must make such election as soon as possible, and, in any event, no later than 30 days, after adoption of the Plan and the election shall be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such Fiscal Year. If no election is made in respect of a particular Fiscal Year, the new or existing DSU Participant will be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(2) The Election Notice shall, subject to any minimum amount that may be required by the Board, from time to time, designate the percentage of the Annual Board Retainer for the applicable Fiscal Year that is to be deferred into Deferred Share Units, with the remaining percentage to be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(3) In the absence of a designation to the contrary (including delivery of an Election Notice by a DSU Participant requesting that a greater or lesser percentage of his or her Annual Board Retainer be payable in the form of Deferred Share Units relative to the percentage previously elected by such DSU Participant), the DSU Participant’s Election Notice shall remain in effect unless otherwise terminated."

5.3.
The following new subsection shall be inserted into Section 5.4 (as renumbered) as section 5.4(3), and the remainder of section 5.4 shall be renumbered accordingly with all cross-references updated accordingly:

"(3) Thereafter, any portion of such DSU Participant’s Annual Board Retainer payable, and subject to comply with Section 5.3, all subsequent Annual Board Retainers shall be paid in cash in accordance with the Company’s regular practices of paying such cash compensation."

5.4.
Section 5.5 (as renumbered) shall be deleted and replaced with the following:

"Section 5.5 Calculation.

(1) The number of Deferred Share Units granted at any particular time pursuant to this Plan will be calculated by:

(a) in the case of an Elected Amount, by dividing (i) the dollar amount of the Elected Amount allocated to the DSU Participant by (ii) the Market Value of a Share on the applicable Award Date; or

(b) in the case of a grant of Deferred Share Units pursuant to Section 5.1, by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant."

5.5.
The following new section 5.7(5) (as renumbered) shall be inserted into Section 5.7 (as renumbered):

"Notwithstanding the foregoing, no Deferred Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 5.1(4). In the event that such payment or arrangements are not made within 30 days following the DSU Payment Date, the Participant shall be deemed to have elected for settlement by the Deferred Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "DSU Payment Date"."

6.
ARTICLE 6 – INCENTIVE SHARE UNITS

6.1 The following new Section 6.1(4) shall be inserted: "Notwithstanding the foregoing, it shall, unless the Board determines that it is not required by applicable law, be a term of each Incentive Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Incentive Share Unit (the "Settlement Price")."

7.
ARTICLE 7 – SETTLEMENT & EXPIRY

7.1.
The following new section 7.1(6) shall be inserted into Section 7.1:

"Notwithstanding the foregoing, no Incentive Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 6.1(4). In the event that such payment or arrangements are not made within 30 days following the ISU Settlement Date, the Participant shall be deemed to have elected for settlement by the Incentive Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "ISU Settlement Date"."

LONG TERM INCENTIVE PLAN

Effective as August 15, 2024 and amended on December 12 2025

REZOLVE AI PLC

LONG TERM INCENTIVE PLAN

The purpose of this Plan is to advance the interests of the Company and its shareholders by providing to the employees of the Company or its Group Companies a performance incentive for continued and improved services with the Company and its Group Companies.

ARTICLE 1

INTERPRETATION

Section 1.1	Definitions

For the purposes of this Plan, the following terms shall have the following meanings:

(a)	"Additional Issuances" has the meaning given to it in the BCA (save that any Awards granted under this Plan or any sub-plan thereto shall not be considered Reissued Options);
(b)	"Acquiror" means such person who obtains Control of the Company either alone or together with persons acting in concert (as such term is defined in the City Code on Takeovers and Mergers);
(c)

“Affiliate” or “Affiliated” means, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise);

(d)

“Applicable Withholding Tax Liability” means a liability to account for any Participant's tax, national insurance (excluding, unless otherwise specified by the Award Agreement, Employer's NICs), social security or other levies in respect of any Award (whether by reason of grant, vesting, exercise, settlement, or otherwise), including for the avoidance of doubt and without limitation any liability arising after the termination of the Participant's employment for whatever reason and which:

(a) may arise or be incurred in any jurisdiction whatsoever and,

(b) by the law of the same jurisdiction may or shall be recovered from the person entitled to the Award;

(e)	"Awardmeans any award of Units or an Option under the Plan;
(f)	"Award Certificate" means a certificate setting out the terms of an Award;
(g)

"BCA" means the Business Combination Agreement initially entered into by and among Armada Acquisition Corp. I, Rezolve Merger Sub and the Company (each as defined therein) entered into on 17 December 2021, amended on 10 November 2022, and further amended and restated on 16 June 2023 pursuant to a deed of release, amendment and restatement entered into by the Company, the New Company, CaymanCo, MergerSub, and Armada (each as defined in such deed) on 16 June 2023;

(h)

“Board” means the board of directors of the Company as constituted from time to time, or a committee thereof to which authority has been delegated by the board of directors with respect to any particular functions of the board of directors, as set forth herein;

(i)	“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in London, England, and New York, New York (United States of America) are open for business;

(j)

“Cash Equivalent” means the amount of money expressed in British Pound Sterling equal to the Market Value multiplied by the number of vested Units in the Participant’s notional account, on the ISU Settlement Date, RSU Settlement Date or DSU Payment Date, as applicable;

k)	“Change of Control” means, unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(i)

any transaction (other than a transaction described in clause (ii) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of shares of the Company representing 50% or more of the aggregate voting power of all of the Company’s then issued and outstanding shares entitled to vote in the election of directors of the Company, other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans;

(ii)

there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction, in each case in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)

the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition, other than a sale, lease, exchange, license or other disposition to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(iv)

the passing of a resolution by the Board or Shareholders to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement); or

(v)

individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding anything to the contrary herein, and solely for the purpose of determining the timing of payment or timing of distribution of any compensation or benefit that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the US Internal Revenue Code of 1986, as amended, a Change of Control shall not be deemed to occur under this Plan unless the Change of Control also constitutes a “change in the ownership” of the Company, a “change in effective control” of the Company, or a “change in the ownership of a substantial portion of the assets” of the Company under U.S. Treasury Regulations § 1.409A-3(i)(5), or any successor provision;

(j)	"Companies Act" means the Companies Act 2006;

(l)	“Company” means Rezolve AI Plc, a company incorporated in England with company number 14573691, whose registered office is at 5 New Street Square, London, United Kingdom, EC4A 3TW;
(m)

"Company Shares" means, collectively: (i) the series A preferred shares, designated as “Series A Shares” pursuant to the Company Articles of Association; and (ii) the ordinary shares designated as "Ordinary Shares" pursuant to the Company's Articles of Association;

(n)	"Control" has the meaning given in section 995 of the Income Tax Act 2007;
(o)

"Data Protection Legislation" means to the extent applicable, the General Data Protection Regulation 2016/679 (the EU GDPR), the UK General Data Protection Regulation (the UK GDPR) and the UK Data Protection Act 2018;

(p)

“Date of Grant” means the date on which a particular Award is granted by the Board as evidenced by either the Grant Agreement pursuant to which the applicable Award was granted or if the Award is granted by unilateral deed of grant, as evidenced by the applicable Award Certificate;

(q)	“Deferred Share Unit” or “DSU” means a unit designated as a Deferred Share Unit representing the right to receive one Share or the Cash Equivalent in accordance with the terms set forth in the Plan;

(r)

“DSU Participant” means a director of the Company (who for the avoidance of doubt must also be an employee) who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom Deferred Share Units have or will be granted thereunder;

(s)

“DSU Payment Date” means, with respect to a Deferred Share Unit granted to a DSU Participant, no later than December 31 of the Fiscal Year following the Fiscal Year in which the DSU Termination Date occurred;

(t)	“DSU Settlement Notice” means a notice, in a form determined by the Board, by a DSU Participant to the Company electing the desired form of settlement of Deferred Share Units;

(u)

“DSU Termination Date” of a DSU Participant means, the day that the DSU Participant ceases to be a director (regardless of whether they have also ceased to be or have previously ceased to be an employee) of the Company for any reason including, without limiting the generality of the foregoing, as a result of retirement, death, voluntary or involuntary termination without cause, or Incapacity;

(v)	“Effective Date” has the meaning ascribed thereto in Section 2.5;

(w)	“Elected Amount” has the meaning ascribed thereto in Section 5.3(1);

(x)	“Election Notice” has the meaning ascribed thereto in Section 5.3(1);

(y)	“Eligible Person” means any employee of the Company or any of its Group Companies, as designated by the Board in a resolution;
(z)	"Employer's NICs" means secondary Class 1 National Insurance contributions;
(aa)

"Equity Securities" means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (as defined in the BCA) (including any stock appreciation, phantom stock, profit participation or similar rights);

(bb)

“Expire” means, with respect to a Unit, the termination of such Unit, on the occurrence of which such Unit is void, incapable of settlement, and of no value whatsoever; and with respect to an Option, the termination or lapsing of such Option, on the occurrence of which such Option is void, incapable of exercise or settlement, and of no value whatsoever; and Expires and Expired have a similar meaning;

(cc)	“Fiscal Year” means the fiscal year of the Company, which as of the Effective Date is the annual period commencing January 1 and ending the following December 31;

(dd)	“Grant Agreement” means an agreement between the Company and a Participant under which an Award is granted;
(ee)	"Group Company" means any subsidiary (as defined in section 1159 of the Companies Act) of the Company;

(ff)	“Incapacity” means the permanent and total incapacity of a Participant as determined in accordance with procedures established by the Board for purposes of this Plan;

(gg) hh)	“Incumbent Board” has the meaning given to that term in Section 1.1(i)(v);

(ii) (jj) (kk) (ll) (mm)

(nn)	"Management Team" or "Founder" means the founder of the Company, being Daniel Wagner;

(oo)

“Market Value” means, on any particular day, the volume weighted average trading price of a Share on the NASDAQ for the five (5) preceding days on which the Shares were traded, or on any other share exchange as selected by the Board for these purposes. In the event that such Shares are not listed and posted for trading on any share exchange, the Market Value shall be the fair market value of such Shares as determined by the Board in its sole and absolute discretion;

(pp)	"Notice of Exercise" means a notice of exercise in such form as may be prescribed or required by the Board from time to time;

(qq)

"Option" means a share option granted to an Option Participant pursuant to the terms of this Plan that, subject to the provisions hereof, entitles an Option Participant to receive one Share or the Option Cash Equivalent in accordance with the terms set forth in the Plan;

(rr)

"Option Cash Equivalent" means the amount of money expressed in British Pound Sterling equal to: (a) the Market Value multiplied by the number of Shares in respect of which the Option is being exercised and which is to be settled by cash; (b) less the Option Price applicable to such Shares;

(ss)

“Option Participant” means an Eligible Person who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom an Option has been granted or will be granted thereunder;

(tt)	"Option Price" means the price per Share determined by the Board in relation to an Option, in accordance with Section 9.2;
(uu)

“Option Termination Date” means the date on which an Option Participant ceases to be an Eligible Person as a result of a termination of employment with the Company or a Group Company for any reason, including death, retirement, or resignation. For the purposes of the Plan, an Option Participant’s employment with the Company or a Group Company shall be considered to have terminated effective on the last day of the Option Participant’s actual and active employment with the Company or Group Company, whether such day is selected by agreement with the individual, or unilaterally by the Option Participant or the Company or Group Company, and whether with or without advance notice to the Option Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the Option Participant’s last day of actual and active employment shall be considered as extending the Option Participant’s period of employment for the purposes of determining his or her entitlement under the Plan;

(vv)	“Participant” means an RSU Participant, or a DSU Participant, or a ISU Participant or an Option Participant, as applicable;

(ww)	“Performance Criteria” shall mean criteria, if any, established by the Board which, without limitation, may include criteria based on the financial performance of the Company and/or an Affiliate;
(xx)

"Personal Representatives" means in relation to the Participant, the Participant's legal personal representatives (being either the executors of his will to whom a valid grant of probate has been made or the duly appointed administrators of his estate) who in either case have provided the Board with satisfactory evidence of their appointment

(yy)	“Plan” means this Long Term Incentive Plan, as amended from time to time;

(zz)

“Restricted Share Unit” or “RSU” means a unit granted or credited to an RSU Participant’s notional account pursuant to the terms of this Plan that, subject to the provisions hereof, entitles an RSU Participant to receive one Share or the Cash Equivalent in accordance with the terms set forth in the Plan;

(aaa)

“RSU Participant” means an Eligible Person who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom a Restricted Share Unit has been granted or will be granted thereunder;

(bbb)	“RSU Settlement Date” has the meaning ascribed thereto in Section 4.1(1);

(ccc)	“RSU Settlement Notice” means a notice, in a form determined by the Board, by an RSU Participant to the Company electing the desired form of settlement of vested Restricted Share Units;

(ddd)

“RSU Termination Date” means the date on which an RSU Participant ceases to be an Eligible Person as a result of a termination of employment with the Company or a Group Company for any reason, including death, retirement, or resignation. For the purposes of the Plan, an RSU Participant’s employment or retention with the Company or a Group Company shall be considered to have terminated effective on the last day of the RSU Participant’s actual and active employment with the Company or Group Company, whether such day is selected by agreement with the individual, or unilaterally by the RSU Participant or the Company or Group Company, and whether with or without advance notice to the RSU Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the RSU Participant’s last day of actual and active employment shall be considered as extending the RSU Participant’s period of employment or retention for the purposes of determining his or her entitlement under the Plan;

(eee)

“RSU Vesting Date” means the date or dates determined in accordance with the terms of the Grant Agreement or deed of grant entered into in respect of such Restricted Share Units (as described in Section 3.4), on and after which a particular Restricted Share Unit will be settled, subject to amendment or acceleration from time to time in accordance with the terms hereof;

(fff)	"Section 431 Election" means an election made under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 in such form as the Board or HM Revenue & Customs may prescribe;

(ggg)	“Share” means an ordinary share in the capital of the Company;

(hhh)

“Share Compensation Arrangement” means any share option, share option plan, employee share purchase plan, long-term incentive plan or any other compensation or incentive mechanism of the Company involving the issuance or potential issuance of securities of the Company;

(iii)	“Shareholders” means holders of Shares;

(jjj)

“Stock Exchange” means the NASDAQ or, if the Shares are not listed or posted for trading on the NASDAQ but are listed and posted for trading on another share exchange, the share exchange on which the Shares are listed or posted for trading;

(kkk)	“Termination Notice” has the meaning ascribed thereto in Section 5.4(1);
(lll)

"Total Pool Percentage" means, subject to Section 2.2 below, a number of Company Shares equal to fifteen percent (15%) of the fully diluted issued and outstanding Equity Securities, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor) of the Company as of the Closing (as defined in the BCA);

(mmm)	“NASDAQ” means the NASDAQ Stock Exchange; and

(nnn)	“Units” means DSUs, ISUs and RSUs, as applicable.

Section 1.2	Interpretation

(1)

Whenever the Board is to exercise discretion or authority in the administration of the terms and conditions of this Plan, the term “discretion” or “authority” means the sole and absolute discretion of the Board.

(2)	In the Plan, words importing the singular shall include the plural and vice versa and words importing any gender include any other gender.

(3)	Unless otherwise specified in the Participant’s Grant Agreement or Award Certificate, all references to money amounts are to English currency.

(4)	As used herein, the terms “Article” and “Section” mean and refer to the specified Article and Section of this Plan, respectively.

(5)	The words “including” and “includes” mean “including (or includes) without limitation”.

ARTICLE 2

GENERAL PROVISIONS

Section 2.1	Administration.

(1)	The Board shall administer this Plan. Nothing contained herein shall prevent the Board from adopting other or additional Share Compensation Arrangements or other compensation arrangements.

(2)

Subject to the terms and conditions set forth herein, the Board has the authority: (i) to grant Restricted Share Units to RSU Participants; (ii) to grant Deferred Share Units to DSU Participants; (iii) to grant Incentive Share Units to ISU Participants; (iv) to grant Options to Option Participants; (v) to determine the terms, including the limitations, restrictions, vesting period, and conditions (including any Performance Criteria), if any, of such grants; (vi) to interpret this Plan and all agreements entered into hereunder; (vii) to adopt, amend and rescind such administrative guidelines and other rules relating to this Plan as it may from time to time deem advisable; (viii) establish sub-plans to operate in the United Kingdom or in any jurisdictions outside the United Kingdom (overseas sub-plans) provided that insofar as possible, any overseas sub-plan shall be governed by rules similar to the rules of the Plan, but modified to take account of applicable tax, social security, employment, company, exchange control, trust or securities (or any other relevant) law, regulation or practice; and provide that any sub-plan may include provision to grant equity-based awards that are not Units or Options and/or to grant awards to be settled in cash only; and (ix) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board’s guidelines, rules, interpretations, and determinations shall be conclusive and to the fullest extent permitted by applicable law binding upon the Company, its subsidiaries, and all RSU Participants, DSU Participants, ISU Participants, Eligible Persons and their legal, personal representatives and beneficiaries.

(3)

Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a remuneration committee thereof. For greater certainty, any such delegation by the Board may be revoked at any time at the Board’s sole discretion. Without prejudice to the foregoing right to delegate at any time, there shall be delegated to the Management Team the right to grant and to determine to whom there shall be granted one half of all Awards available for allocation from time to time. All other grants of Awards shall be carried out by the Board on the recommendation of the remuneration committee (if any), in consultation with the Management Team and the Chairman of the Company (if any).

(4)

No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith, and each member of the Board and each such person shall be entitled to indemnification by the Company with respect to any such action or determination.

(5)

The Board may adopt such rules or regulations and vary the terms of this Plan and any grant hereunder as it considers necessary to address tax or other requirements of any applicable jurisdiction. Without limiting the generality of the foregoing, if any provision of this Plan contravenes Section 409A (“Section 409A”) or

Section 457A (“Section 457”) of the U.S. Internal Revenue Code of 1986, as amended, the Board may, in its sole discretion and without the participant’s consent, modify such provision to: (i) comply with, or avoid being subject to, Section 409A or Section 457, or to avoid incurring taxes, interest or penalties under Section 409A or Section 457, or otherwise; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company and contravening Section 409A or Section 457.

(6)

The Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any Shares or any other securities in the capital of the Company other than as specifically provided for in the Plan.

Section 2.2	Grant of Awards and Shares Reserved

(1)

Subject to the provisions of this Plan, the Board may grant Awards to Participants upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine, provided that:

(a)

The maximum number of Shares reserved for issuance or transfer from treasury, in the aggregate, under this Plan and any sub-plan thereto shall initially be equal to the Total Pool Percentage minus the number of Company Shares issued or proposed to be issued in connection with the Additional Issuances;

(b)

The number of Shares reserved for issuance or transfer from treasury under this Plan and any sub-plan thereto that are subject to any grants of Awards (or portions thereof) that (i) Expire or are forfeited, surrendered, cancelled or otherwise terminated prior to the issuance of the Shares pursuant to a grant of Awards or (ii) are settled in cash in lieu of settlement in Shares or settled by the transfer of Shares other than from treasury shall, in each case, automatically become available to be made and subject to new grants under this Plan; and

(c)

The Board may, at its sole discretion, at any time on or after 1 January 2025 and in each calendar year thereafter determine that an additional pool of Shares be reserved for issuance or transfer from treasury, under this Plan and any sub-plan being a pool of up to 5% of the fully diluted issued and outstanding Equity Securities, (and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor) of the Company (the "Fully Diluted Capital") as of such date in the relevant calendar year that the Board may determine (the "Calculation Date") (provided that each such additional pool shall be capped at 5% of such Fully Diluted Capital each calendar year and shall be separate to the reservation set out in Section 2.2(a) and to any additional pool created in any previous year.) For the avoidance of doubt, there may not be more than one Calculation Date in a calendar year but the Calculation Date in one calendar year need not be the same as the Calculation Date in another calendar year.

Section 2.3	Amendment and Termination.

(1)

The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any Grant Agreement or Award Certificate or deed of grant relating thereto provided that such suspension, termination, amendment, or revision shall:

(a)	not adversely alter or impair any Award previously granted except as permitted by the terms of this Plan;

(b)	be in compliance with applicable law and subject to any regulatory approvals including, where required, the approval of the Stock Exchange; and

(c)	be subject to Shareholder approval, where required by law, the requirements of the Stock Exchange or this Plan.

(2)

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force with respect to outstanding Awards will continue in effect as long as any such Award or any rights pursuant thereto remain outstanding and, notwithstanding the termination of the Plan, the Board will remain able to make such interpretations and amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.

(3)

Subject to Section 2.3(1), the Board may from time to time, in its discretion and without the approval of Shareholders or Participants, make changes to the Plan or any Award that do not require the approval of Shareholders under Section 2.3(4), which may include but are not limited to:

(a)

any amendment of an administrative nature, including without limitation those made to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan;

(b)	changes that alter, extend or accelerate the terms of vesting or settlement applicable to any Awards;

(c)	any amendment to the Plan respecting administration and eligibility for participation under the Plan; and

(d)

an amendment of the Plan or a Award as necessary to comply with applicable law or the requirements of the Stock Exchange or any other regulatory body having authority over the Company, the Plan, the Participants or the Shareholders.

(4)	Shareholder approval is required for the following amendments to the Plan:

(a)

if and only if such shareholder approval is required by applicable law and/or the rules and regulations of the Stock Exchange or any other stock exchange on which the Shares are listed or posted for trading, any increase in the maximum number of Shares that may be issuable by the Company, including from treasury, pursuant to Awards granted under the Plan (as set out in Section 2.2), other than an adjustment pursuant to Section 2.15; and

(b)	any amendment to Section 2.3(3) and this Section 2.3(4).

Section 2.4	Compliance with Legislation

(1)

The administration of the Plan (including any amendments thereto), the terms of the grant of any Award under the Plan, the grant of Awards, and the Company’s obligation to issue Shares or deliver a Cash Equivalent shall be subject to all applicable laws, rules and regulations, the rules and regulations of the Stock Exchange and any other stock exchange on which the Shares are listed or posted for trading, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obliged by any provision of the Plan or the grant of any Award hereunder to issue Shares or deliver a Cash Equivalent or Option Cash Equivalent in violation of such laws, rules and regulations or any condition of such approvals.

(2)

The Company shall have no obligation to issue or transfer (or procure the transfer of) any Shares pursuant to this Plan unless upon official notice of issuance such Shares shall have been duly listed with the Stock Exchange (and any other stock exchange on which the Shares are listed or posted for trading). Shares issued to Participants pursuant to the settlement of Awards may be subject to limitations on sale or resale under applicable securities laws.

(4)

Should the Board, in its sole and absolute discretion determine that it is not feasible to provide for the settlement of Restricted Share Units, Deferred Share Units, Incentive Share Units or Options in shares, as applicable, including by reason of any such laws, regulations, rules, orders or requirements, it shall notify the Participants of such determination and on receipt of such notice each Participant shall have the option of electing that such settlement obligations be satisfied by means of a cash payment by the Company equal to the Cash Equivalent of the Restricted Share Units, Deferred Share Units or Incentive Share Units or the Option Cash Equivalent of the Options, as applicable. Each Participant shall comply with all such laws, regulations, rules, orders and requirements, and shall furnish the Company with any and all information and undertakings, as may be required to ensure compliance therewith.

Section 2.5	Effective Date

The Plan shall be effective upon the date (the “Effective Date”) of the closing of the initial public offering of the Shares.

Section 2.6	Applicable Tax Withholdings and Deductions.

(1)

Notwithstanding any other provision contained herein, and together with Section 2.6(3) the Company or the relevant Affiliate or Group Company, as applicable (the "Relevant Company"), shall be entitled to withhold from any amount payable to a Participant, either under this Plan or otherwise, such amounts as may be necessary so as to ensure that the Relevant Company is in compliance with all liabilities or obligations, whether under any statute or regulation or otherwise, to account to any revenue or other authority for sums in respect of an Applicable Withholding Tax Liability To this end, the Participant shall, to the extent permitted by law, indemnify and shall keep indemnified the Relevant Company for the Applicable Withholding Tax Liability and the Participant shall pay the Relevant Company a sum equal to the Applicable Withholding Tax Liability immediately upon written notice of the quantum of the said liability.

(2)

It is the responsibility of the Participant to complete and file any tax returns which may be required within the periods specified in applicable laws as a result of the Participant’s participation in the Plan and which by law such Participant is required to file. The Company shall not be held responsible for any tax consequences to a Participant as a result of the Participant’s participation in the Plan and, without prejudice to (1) above, the Participant shall indemnify and keep indemnified the Company and the Relevant Company from and against any and all loss, liability, damage, penalty or expense (including legal expense), which may be asserted against the Company or which the Company may suffer or incur arising out of, resulting from, or relating in any manner whatsoever to any tax liability in connection therewith.

(3)	For greater certainty, no cash payment will be made nor will Shares be issued until:

(a)

an amount sufficient to cover the Applicable Withholding Tax Liability payable on the settlement of Awards has been received by the Company (or withheld by the Company from the Cash Equivalent or Option Cash Equivalent and/or cash payment noted above if applicable);

(b)

the Participant undertakes to arrange for such number of Shares to be sold as is necessary to raise an amount equal to the Applicable Withholding Tax Liability, and to cause the proceeds from the sale of such Shares to be delivered to the Company; or

(c)

the Participant elects to settle for cash such number of Awards as is necessary to raise funds sufficient to cover the Applicable Withholding Tax Liability with such amount being withheld by the Company.

Section 2.7	No Interest.

No interest or other amounts shall accrue to the Participant in respect of any amount payable by the Company to the Participant under this Plan or Award.

Section 2.8	Non-Transferability

Except as set forth herein, Awards are not transferable. Units may be settled and Options may be exercised only by:

(a)	the Participant to whom the Awards were granted; or

(b)	upon the Participant’s death, by the Participant’s Personal Representatives.,

Section 2.9	Participation in this Plan.

(1)

The grant of an Award does not form part of the Participant's entitlement to remuneration or benefits pursuant to his contract of employment nor does the existence of a contract of employment between an Eligible Person and any company give such Eligible Person any right or entitlement to have an Award granted to him in respect of any number of Shares or any expectation that an Award might be granted to him whether subject to any conditions or at all and the grant of an Award shall not give him any entitlement or expectation that further Awards will be granted. In addition, the rights and obligations of a Participant under the terms and conditions of his office or employment shall not be affected by his participation under the Rules or any right he may have to participate. An individual who participates under the Rules waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever, whether lawful or not, in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to the exercise or settlement of an Award under the Rules as a result of such termination or from the loss or diminution of value of such rights or entitlements. If necessary, the Participant's terms of employment shall be varied accordingly.

(2)

No Participant has any rights or privileges as a Shareholder of the Company in respect of Shares that are issuable or transferable upon the settlement of an Award pursuant to the terms of this Plan until the allotment and issuance of such Shares or their transfer to the Participant. The Participant or the Participant’s legal representative shall not, by reason of the grant of any Award, be considered to be a Shareholder of the Company until an Award has been duly settled and Shares have been issued or transferred in respect thereof. In addition, Shares issued or so transferred shall rank pari passu in all respects with the Shares already then in issue provided that Shares issued or transferred in settlement of an Award will not rank for any dividend or other distribution of the Company paid or made by reference to a record date prior to the date of allotment or transfer, as relevant.

(3)

Awards shall be credited to an unfunded notional bookkeeping account established and maintained by the Company in the name of each Participant. Notwithstanding any other provision of the Plan to the contrary, an Award shall not be considered or construed as an actual investment in Shares. Participants shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company or any Affiliate or Group Company. No assets of the Company or any Affiliate or Group Company shall be held in any way as collateral security for the fulfilment of the obligations of the Company or any Affiliate or Group Company under this Plan. Any and all of the Company’s or any Affiliate’s or Group Company'sassets shall be, and remain, the general unrestricted assets of the Company or Affiliate or Group Company.

(4)

The Company makes no representation or warranty as to the future Market Value of the Shares or with respect to any income tax matters affecting the Participant resulting from the grant, exercise or settlement of an Award or transactions in the Shares. With respect to any fluctuations in the Market Value of Shares, neither the Company, nor any of its directors, officers, employees, Shareholders or agents shall be liable for anything done or omitted to be done by such person or any other person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares hereunder, or in any other manner related to the Plan. For greater certainty, no amount will be paid to, or in respect of, a Participant under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. The Company does not assume responsibility for the income or other tax consequences resulting to the Participant and they are advised to consult with their own tax advisors.

Section 2.10	Notice

Any Notice required to be given pursuant to the Plan must be in writing. All notices to the Company must be delivered personally, by prepaid registered mail or by email and must be addressed to the secretary of the Company. All notices to the Participant will be addressed to the principal address of the Participant on file with the Company and/or to the Participant's work email (or any other email address of the Participant known to the Company). Either the Company or the Participant may designate a different address by written notice to the other. Such notices are deemed to be received: (i) if delivered personally, on the date of delivery; (ii) if sent by prepaid, registered mail, on the fifth Business Day following the date of mailing; or (iii) if sent by email, at the time of transmission. Any notice given by either the Participant or the Company is not binding on the recipient thereof until received.

Section 2.11	Right to Issue Other Shares

The Company shall not by virtue of this Plan be in any way restricted from declaring and paying dividends in respect of Shares, issuing further Shares, repurchasing Shares or varying or amending its share capital or corporate structure.

Section 2.12	Quotation of Shares

So long as the Shares are listed on a Stock Exchange, the Company must apply to the Stock Exchange for the listing or quotation, as applicable, of the Shares issued upon the settlement of all Awards granted under the Plan, however, the Company cannot guarantee that such Shares will be listed or quoted on the Stock Exchange or any other stock exchange.

Section 2.13	Conformity to Plan

In the event that an Award is granted or a Grant Agreement or deed of grant and/or Award Certificate is executed which does not conform in all particulars with the provisions of this Plan, or purports to grant Awards on terms different from those permitted under this Plan, the Award, or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with this Plan.

Section 2.14	Dividend Equivalents.

In the event a dividend becomes payable on the Shares, then on the payment date for such dividend, each Participant’s notional account shall, unless otherwise determined by the Board in respect of any grant of Units, be credited with additional Units of the same kind as credited in such Participant’s applicable notional account, the number of which shall be determined by dividing: (i) the amount determined by multiplying (a) the number of Units in such Participant’s notional account (whether vested or unvested) on the record date for the payment of such dividend by (b) the dividend paid per Share, by (ii) the Market Value of a Share on the dividend payment date for such dividend, in each case, with fractions computed to two decimal places. Such additional Units, if credited, shall vest on the same basis as the underlying Units. This provision shall not apply to Options.

Section 2.15	Adjustments.

Subject to any required approval by the Stock Exchange or regulatory authority, in the case of any merger, amalgamation, arrangement, rights offering, subdivision, consolidation, or reclassification of the Shares or other relevant change in the capitalization of the Company, or dividend or distribution payable in respect of Shares (excluding dividends or distributions which may be paid in cash or in Shares at the option of the Shareholder), or exchange of the Shares for other securities or property, the Company shall make appropriate adjustments in the Shares issuable or amounts payable or, in the case of Options, the Option Price (provided that such Option Price may not be reduced to below the nominal value of a Share unless only if, and to the extent that, the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the aggregate nominal value of the Shares in respect of which the Option is exercisable exceeds the aggregate adjusted Option Price, so that on exercise of any Option in respect of which the Option Price has been reduced, the Board shall capitalise and apply such sum (if any) as is necessary to pay up the amount by which the aggregate nominal value of the Shares in respect of which the Option is exercised exceeds the aggregate Option Price for such Shares), as the case may be, as determined as appropriate by the Board, to preclude a dilution or enlargement of the benefits hereunder, and any such adjustment (or non-adjustment) by the Company shall be conclusive, final and binding upon the Participants. However, no amount will be paid to, or in respect of, the Participants under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant to compensation for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

Section 2.16	Cancellation of Awards.

Upon payment in full of the value of the Awards, the Awards shall be cancelled and no further payments shall be made from the Plan in relation to such Awards.

Section 2.17	Governing Law

The Plan shall be governed by the laws of England.

Section 2.18	Data Protection

The Company and Participant's employer (if different) from time to time will collect, hold and process the Participant's personal information for the purposes of the administration of the Award in accordance with the employee privacy notice, which can be found on the Company's intranet. The Company will comply with all applicable requirements of the Data Protection Legislation. This rule is in addition to, and does not relieve, remove or replace the Company's obligations under the Data Protection Legislation.

ARTICLE 3

RESTRICTED SHARE UNITS

Section 3.1	Grant of Restricted Share Units.

(1)

Subject to the provisions of this Plan, the Board may grant Restricted Share Units to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of a Restricted Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company and, if required by the Board, countersigned by the relevant Participant.

(3)	The Company shall maintain a notional account for each RSU Participant, in which shall be recorded the number of vested and unvested Restricted Share Units granted or credited to such Participant.

(4)

The grant of a Restricted Share Unit to an RSU Participant, or the settlement of a Restricted Share Unit, under the Plan shall neither entitle such RSU Participant to receive nor preclude such RSU Participant from receiving subsequently granted Restricted Share Units.

Section 3.2	Equivalence.

One (1) Restricted Share Unit is equivalent to one (1) Share. Fractional Restricted Share Units are not permitted under the Plan.

Section 3.3	Calculation.

The number of Restricted Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 3.4	Vesting.

Except as otherwise provided in an RSU Participant’s Grant Agreement or the applicable deed of grant or any other provision of this Plan:

(1)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the first (1st) anniversary of the Date of Grant;

(2)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the second (2nd) anniversary of the Date of Grant;

(3)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the third (3rd) anniversary of the Date of Grant; and

(4)

all Restricted Share Units credited pursuant to Section 2.14 shall vest simultaneously with the Restricted Share Units to which they relate, provided the Participant is continuously employed by the Company, or any of its Group Companies, from the Date of Grant until such Vesting Date, provided, however, that in the event of any Change of Control, any unvested Restricted Share Units shall vest on the date which the Board determines in accordance with Article 8.

ARTICLE 4

SETTLEMENT & EXPIRY

Section 4.1	Settlement of Restricted Share Units.

(1)	Except as otherwise provided in an RSU Participant’s Grant Agreement or applicable deed of grant or any other provision of this Plan:

(a)

all of the vested Restricted Share Units covered by a particular grant and the related Restricted Share Units credited pursuant to Section 3.3 may be settled on the first Business Day following their RSU Vesting Date (the “RSU Settlement Date”);

(b)

an RSU Participant (or such other person as is referred to in Section 2.8) is entitled to deliver to the Company, on or before the RSU Settlement Date, an RSU Settlement Notice in respect of any or all vested Restricted Share Units held by the RSU Participant;

(c)

in the RSU Settlement Notice, the RSU Participant will elect, in the RSU Participant’s sole discretion, to settle vested Restricted Share Units for their Cash Equivalent (determined in accordance with Section 4.2(1)), Shares (determined in accordance with Section 4.2(2)) or a combination thereof.

(2)	Subject to Section 4.1(3), settlement of Restricted Share Units shall take place promptly following the RSU Settlement Date and take the form set out in the RSU Settlement Notice through:

(a)

in the case of settlement of Restricted Share Units for their Cash Equivalent, delivery of a cheque or a wire or bank transfer of cash to the RSU Participant (or such other person as is referred to in Section 2.8) representing the Cash Equivalent;

(b)

in the case of settlement of Restricted Share Units for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8) ; or

(c)	in the case of settlement of Restricted Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

(3)

If an RSU Settlement Notice is not received by the Company on or before the RSU Settlement Date, settlement shall take the form of Shares issued by the Company or transferred from treasury, or otherwise transferred, as set out in Section 4.2(2).

(4)

Notwithstanding any other provision of this Plan, in the event that an RSU Settlement Date falls during a black-out period or other trading restriction imposed by the Company and an RSU Participant has not delivered an RSU Settlement Notice, then such RSU Settlement Date shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

(5)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the RSU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 4.2	Determination of Amounts.

(1)

Cash Equivalent of Restricted Share Units. For purposes of determining the Cash Equivalent of Restricted Share Units to be made pursuant to Section 4.1(2)(a) or Section 4.1(2)(c), such calculation will be made on the RSU Settlement Date based on the Market Value on the RSU Settlement Date multiplied by the number of vested Restricted Share Units in the Participant’s Restricted Share Unit notional account which the Participant desires to settle in cash pursuant to the RSU Settlement Notice.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to an RSU Participant upon settlement of Restricted Share Units pursuant to Section 4.1(2)(b) or Section 4.1(2)(c), such calculation will be made on the RSU Settlement Date based on the whole number of Shares equal to the whole number of vested Restricted Share Units then recorded in the Participant’s Restricted Share Unit notional account which the Participant desires to settle pursuant to the RSU Settlement Notice.

Section 4.3	Termination.

(1)

Except as the Board may otherwise determine or unless otherwise provided in the RSU Participant’s Grant Agreement or applicable deed of grant and regardless of any adverse or potentially adverse tax or other consequences resulting from the following:

(a)

if an RSU Participant ceases to be an Eligible Person as a result of such RSU Participant’s termination for "cause" or resignation without "good reason" (as such terms are defined in the relevant Grant Agreement or applicable deed of grant), subject to (b) below, any unvested Restricted Share Units held by such RSU Participant shall Expire on the RSU Termination Date and be of no further force or effect whatsoever and such Participant shall no longer be eligible for a grant of RSUs; and

(b)

if an RSU Participant ceases to be Eligible Person as a result of such RSU Participant’s dismissal without "cause" or resignation for "good reason" (as such terms are defined in the relevant Grant Agreement or applicable deed of grant), or as a result of such RSU Participant’s death or physical or psychological Incapacity, any unvested Restricted Share Units held by such RSU Participant shall vest on the RSU Termination Date.

ARTICLE 5

DEFERRED SHARE UNITS

Section 5.1	Grant of Deferred Share Units.

(1)	Subject to this Article 5, the Board may recommend the grant of, from time to time, Deferred Share Units to a DSU Participant.

(2)

The grant of a Deferred Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company.

(3)	The Company shall maintain a notional account for each DSU Participant, in which shall be recorded the number of Deferred Share Units granted or credited to such Participant.

(4)

The grant of a Deferred Share Unit to a DSU Participant, or the settlement of a Deferred Share Unit, under the Plan shall neither entitle such DSU Participant to receive nor preclude such DSU Participant from receiving subsequently granted Deferred Share Units.

Section 5.2	Equivalence.

One (1) Deferred Share Unit is equivalent to one (1) Share.

Section 5.3	Termination Right.

(1)

Each DSU Participant is entitled to terminate his or her participation in the Plan by filing with the Chief Financial Officer of the Company, or such other officer of the Company designated by the Board, a notice electing to terminate the receipt of additional Deferred Share Units in such form as the Board may determine (“Termination Notice”).

(2)	Such Termination Notice shall be effective as of the date received by the Company.

(4)

For greater certainty, to the extent a DSU Participant terminates his or her participation in the Plan, he or she shall not be entitled to become a DSU Participant again until the Fiscal Year following the Fiscal Year in which the Termination Notice becomes effective.

Section 5.4	Calculation.

(1)

The number of Deferred Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 5.5	Vesting.

(1)

All Deferred Share Units recorded in a DSU Participant’s Deferred Share Unit notional account shall vest on the DSU Termination Date, unless otherwise determined by the Board at its sole discretion, subject to a determination of the Board made in accordance with Article 8.

(2)	DSU Participants will not have any right to receive any benefit under the Plan in respect of a Deferred Share Unit until the DSU Termination Date.

Section 5.6	Settlement in respect of Deferred Share Units.

In respect of an award of Deferred Share Units granted to a DSU Participant, settlement shall be as soon as practicable following the DSU Termination Date and no later than the DSU Payment Date:

(1)

Subject to Section 5.6(2), the DSU Participant (or where the DSU Participant has died, the Personal Representative of the DSU Participant) will deliver to the Company a DSU Settlement Notice, in the DSU Participant’s sole discretion, to elect to settle all Deferred Share Units in such DSU Participant’s notional account for their Cash Equivalent (determined in accordance with Section 5.7(1)), Shares (determined in accordance with Section 5.7(2)) or a combination thereof.

(2)

If such DSU Settlement Notice is not received by the Company within 30 days prior to the DSU Payment Date, settlement shall take the form of the Cash Equivalent determined in accordance with Section 5.8(1), among other provisions of this Plan.

(3)	Settlement of Deferred Share Units shall take place on the DSU Payment Date and in the form set out in the DSU Settlement Notice through:

(a)

in the case of settlement of Deferred Share Units for their Cash Equivalent, delivery of a cheque to the Participant, a dependant or relation of the Participant or the Participant’s duly authorized legal representative (or such other person as is referred to in Section 2.8), as the case may be, representing the Cash Equivalent;

(b)	in the case of settlement of Deferred Share Units for Shares issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8)); or

	(c)	in the case of settlement of Deferred Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.
(4)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the DSU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 5.7	Determination of Amounts.

(1)

Cash Equivalent of Deferred Share Units. For purposes of determining the Cash Equivalent of Deferred Share Units, such calculation will be made based on the Market Value on the DSU Payment Date multiplied by the number of Deferred Share Units in the Participant’s Deferred Share Unit notional account as of the DSU Payment Date.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to a DSU Participant upon settlement of Deferred Share Units, such calculation will be made on the DSU Termination Date, or if the DSU Termination Date is not a Business Day, on the next such Business Day, based on the whole number of Shares equal to the whole number of Deferred Share Units then recorded in the Participant’s Deferred Share Unit notional account.

ARTICLE 6

INCENTIVE SHARE UNITS

Section 6.1	Grant of Incentive Share Units

(1)

Subject to the provisions of this Plan, the Board may grant Incentive Share Units to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of an Incentive Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company.

(3)	The Company shall maintain a notional account for each ISU Participant, in which shall be recorded the number of vested and unvested Incentive Share Units granted or credited to such Participant.

(4)

The grant of an Incentive Share Unit to an ISU Participant, or the settlement of an Incentive Share Unit, under the Plan shall neither entitle such ISU Participant to receive nor preclude such ISU Participant from receiving subsequently granted Incentive Share Units.

Section 6.2	Equivalence

One (1) Incentive Share Unit is equivalent to one (1) Share.

Section 6.3	Calculation.

The number of Incentive Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 6.4	Vesting.

Each ISU Participant’s Grant Agreement or the applicable deed of grant shall describe the Performance Criteria established by the Board that must be achieved for Incentive Share Units to vest to the ISU Participant, provided the ISU Participant is continuously employed by or in service with the Company, or any of its Group Companies, from the Date of Grant until such ISU Vesting Date, and provided further that in the event of any Change of Control, any unvested Incentive Share Units shall vest on the date which the Board determines in accordance with Article 8.

ARTICLE 7

SETTLEMENT & EXPIRY

Section 7.1	Settlement of Incentive Share Units.

(1)	Except as otherwise provided in an ISU Participant’s Grant Agreement or the applicable deed of grant, or any other provision of this Plan:

(a)

all of the vested Incentive Share Units covered by a particular grant and the related Incentive Share Units credited pursuant to Section 6.2 may be settled on the first Business Day following their ISU Vesting Date (the “ISU Settlement Date”);

(b)

an ISU Participant shall become entitled to deliver to the Company, on or before the ISU Settlement Date, an ISU Settlement Notice in respect of any or all vested Incentive Share Units held by the ISU Participant; and

(c)

in the ISU Settlement Notice, the ISU Participant will elect, in the ISU Participant’s sole discretion, , to settle vested Incentive Share Units for their Cash Equivalent (determined in accordance with Section 7.2(1)), Shares (determined in accordance with Section 7.2(2)) or a combination thereof.

(2)	Subject to Section 7.1(3), settlement of Incentive Share Units shall take the form set out in the ISU Settlement Notice through delivery of:

(a)

in the case of settlement of Incentive Share Units for their Cash Equivalent, a cheque to the ISU Participant or wire or bank transfer of cash (or such other person as is referred to in Section 2.8) representing the Cash Equivalent;

(b)

in the case of settlement of Incentive Share Units for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8) ; or

(c)	in the case of settlement of Incentive Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

(3)

If an ISU Settlement Notice is not received by the Company on or before the ISU Settlement Date, settlement shall take the form of Shares issued by the Company or transferred as set out in Section 7.2(2).

(4)

Notwithstanding any other provision of this Plan, in the event that a ISU Settlement Date falls during a black-out period or other trading restriction imposed by the Company and a ISU Participant has not delivered a ISU Settlement Notice, then such ISU Settlement Date shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

(5)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the ISU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 7.2	Determination of Amounts.

(1)

Cash Equivalent of Incentive Share Units. For purposes of determining the Cash Equivalent of Incentive Share Units to be made pursuant to Section 7.1(2)(a) or Section 7.1(2)(c), such calculation will be made on the ISU Settlement Date based on the Market Value on the ISU Settlement Date multiplied by the number of vested Incentive Share Units in the Participant’s Incentive Share Unit notional account which the Participant desires to settle in cash pursuant to the ISU Settlement Notice.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to a ISU Participant upon settlement of Incentive Share Units pursuant to Section 7.1(2)(b) or Section 7.1(2)(c), such calculation will be made on the ISU Settlement Date based on the whole number of Shares equal to the whole number of vested Incentive Share Units then recorded in the Participant’s Incentive Share Unit notional account which the Participant desires to settle pursuant to the ISU Settlement Notice.

Section 7.3	Termination.

Except as the Board may otherwise determine or unless otherwise provided in the ISU Participant’s Grant Agreement or applicable deed of grant and regardless of any adverse or potentially adverse tax or other consequences resulting from the following, if a ISU Participant ceases to be an Eligible Person for any reason, any unvested Incentive Share Units held by such ISU Participant shall Expire on the ISU Termination Date and be of no further force or effect whatsoever and such Participant shall no longer be eligible for a grant of ISUs.

ARTICLE 8

CHANGE OF CONTROL - UNITS

Section 8.1	Conversion or Exchange of Units.

Notwithstanding anything else in this Plan or any Grant Agreement or deed of grant or Award Certificate, the Board has the right to provide for the conversion or exchange of any outstanding Units into or for units, rights or other securities in any entity participating in or resulting from a Change of Control, provided that the value of previously granted Units and the rights of Participants are not materially adversely affected by any such changes.

Section 8.2	Notice to Participants.

Upon the Company entering into an agreement relating to a transaction which, if completed, would result in a Change of Control, or otherwise becoming aware of a pending Change of Control, the Company may (only if and to the extent not prohibited by applicable laws, regulations or the rules of any Stock Exchange upon which the Shares are listed), give written notice of the proposed Change of Control to Participants, together with a description of the effect of such Change of Control on outstanding Units, not less than seven (7) days prior to the closing of the transaction resulting in the Change of Control.

Section 8.3	Acceleration of Vesting.

The Board may, in its sole discretion, accelerate the vesting and/or the expiry date of any or all outstanding Units, including conditionally, to provide that, notwithstanding the vesting provisions of such Units or any Grant Agreement, applicable deed of grant, or Award Certificate, such designated outstanding Units shall be vested upon (or prior to) the completion of the Change of Control (or, if relevant, prior to the sanctioning of a Compromise as contemplated by Section 8.5 below). If, for any reason, the Change of Control does not occur within the contemplated time period, the acceleration of the vesting of the Units shall be retracted and vesting shall instead revert to the manner provided in the Grant Agreement, applicable deed of grant, or Award Certificate.

Section 8.4	Effect of Change of Control

Notwithstanding the foregoing, and in the event of a Change of Control, outstanding Units will lapse immediately following the Change of Control to the extent not vested, unless sections 8.1, 8.5 or 8.6 applies.

Section 8.5 Court Sanction

In the event that the court sanctions a compromise or arrangement under section 899 or 901F of the Companies Act in connection with a Change of Control (a "Compromise"), the RSU will, subject to sections 8.1 above and 8.6 below and unless the Board determines otherwise, Expire immediately after such sanction.

Section 8.6 Replacement of Units

(a)
Without prejudice to Section 8.1, if there is an Acquiror who is a Company, each relevant Participant may, by agreement with the Acquiror within such period as the Board and Acquiror may agree, surrender any Units in exchange for a replacement right ("New Unit Award").
(b)
A New Unit Award shall be granted on such terms and in relation to such shares of such company as the Acquiror and the Participant may agree.

ARTICLE 9

OPTIONS

Section 9.1	Grant of Options
(1)

Subject to the provisions of this Plan, the Board may grant Options to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of an Option shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company. Among its other provisions, each Grant Agreement or Award Certificate will set forth: (a) the number of Shares subject to such Option; and (b) the extent to which the Option Participant will have the right to exercise the Option following the Option Termination Date. Such provisions will be determined in the discretion of the Board and included in the Grant Agreement or deed of grant and Award Certificate, and they need not be uniform among all Options issued pursuant to the Plan or to the same Option Participant.

(3)

The grant of an Option to an Option Participant, or the vesting, exercise, or settlement of an Option under the Plan shall neither entitle such Option Participant to receive nor preclude such Option Participant from receiving subsequently granted Options.

Section 9.2	Option Price

The exercise price per Share under each Option will be specified in the relevant Grant Agreement or applicable deed of grant (and set out in the Award Certificate) but shall not be less than the nominal value of a Share in the case of an Option to subscribe for Shares

Section 9.3	Term
The term of the Option will be ten (10) years from the Date of Grant.

Section 9.4	Exercise

Subject to Section 9.5 and Article 11, the Board will determine the time or times at which an Option may be exercised, in whole or in part. Each Option may specify a required period of continuous employment, the Performance Criteria or any other requirements to be achieved before the Option or portion thereof will vest and/or become exercisable. Each Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which such Option will not be exercisable and a method for determining the extent to which such Option will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Option will be set forth in the Grant Agreement or applicable deed of grant. An Option cannot be exercised after the end of the term of the Option.

Section 9.5	Lapse
An Option shall immediately Expire and cease to be capable of vesting or exercise on the earliest to occur of:
	(a)	the tenth anniversary of the Date of Grant;
	(b)	any date specified for the Options to Expire in the Grant Agreement or applicable deed of grant;
	(c)	in the event of the Option Participant's death, the first anniversary of the Option Participant's death;
	(d)	the expiry of any of the periods referred to in Article 11;
(e)

the date on which it is purported to be transferred or assigned (other than by reason of death in accordance with Section 2.8(b)), mortgaged, charged or otherwise disposed of by the Option Participant;

	(f)	the presentation of any petition to any court of competent jurisdiction by which an order is sought for the bankruptcy of the Option Participant (or any analogous proceeding in any jurisdiction);
(g)

upon the Option Participant making an application for an interim order or any proposal for a voluntary arrangement within Part VIII of the Insolvency Act 1986 (or any analogous proceeding in any jurisdiction);

	(h)	upon the Option Participant proposing any form of compromise with his creditors or any class of creditors (or any analogous proceeding in any jurisdiction); and
(i)

the date on which the Option Participant is deprived (otherwise than on death) of the legal or beneficial ownership of the Option by operation of law or by the Option Participant doing or omitting to do anything which causes him to be so deprived.

ARTICLE 10
EXERCISE AND SETTLEMENT OF OPTIONS

Section 10.1	Exercise of Option

(1)

Subject to Article 11 below and subject to the terms of the Grant Agreement or applicable deed of grant, an Option may only be exercised to the extent it has vested in accordance with the terms of the Grant Agreement or as set out in the applicable deed of grant.

(2)	An Option shall be exercisable, in whole or in part, by the delivery to the secretary of the Company of the following:
	(a)	a Grant Agreement or Award Certificate covering at least all of the Shares over which the Option is then to be exercised;
(b)

the Notice of Exercise in the prescribed form duly completed and signed by the Option Participant (or by his duly authorised agent) which shall specify whether the Option Participant requests settlement in Shares and/or in the Option Cash Equivalent (and in lieu of any specification, the Option Participant shall be deemed to have specified full settlement in Shares);

	(c)	if the Board so requires, a Section 431 Election entered into by the Option Participant in relation to the Shares to be acquired;
(d)

payment (or such arrangements for the making of such a payment as the Board shall permit) of a sum equal to the aggregate Option Price for the number of Shares over which the Option is to be exercised (save to the extent the Option is to be settled by payment of an Option Cash Equivalent); and

	(e)	payment (or such arrangements for the making of such a payment as the Board shall permit) of any Applicable Withholding Tax Liability in accordance with Section 2.6.
(3)	Subject to Section 10.1(4), settlement of Options shall take the form set out in the Notice of Exercise through delivery of, within 30 days following the effective date of exercise of the Option:
(a)

in the case of settlement of Options for their Option Cash Equivalent, a cheque to the Option Participant (or such other person as is referred to in Section 2.8) or wire or bank transfer of cash representing the Option Cash Equivalent;

	(b)	in the case of settlement of Options for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8); or
	(c)	in the case of settlement of Options for a combination of Shares and the Option Cash Equivalent, a combination of (a) and (b) above.
(4)

Notwithstanding any other provision of this Plan, in the event that the exercise of an Option, or the subsequent 30-day period falls during a black-out period or other trading restriction imposed by the Company, then the 30-day period referred to above shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

Section 10.2	Option Cash Equivalent

For purposes of determining the Option Cash Equivalent of Options to be made pursuant to Section 10.1(3)(a) or Section 10.1(3)(c), such calculation will be made on the effective date of exercise based on the Market Value on the effective date of exercise multiplied by the number of Shares in respect of which the Option is being exercised and in respect of which the Option Participant desires to settle in cash pursuant to the Notice of Exercise.

ARTICLE 11
CHANGE OF CONTROL – OPTIONS

Section 11.1	Notice to Participants
(1)

Upon the Company entering into an agreement relating to a transaction which, if completed, would result in a Change of Control (including one which may fall within Section 11.2 or Section 11.3 before), the Options shall be treated in the manner prescribed by the definitive agreement (if any) for such Change of Control. If there is no agreement for such a Change of Control, or there is no provisions prescribing the treatment of Options therein, the Company may (only if and to the extent not prohibited by applicable laws, regulations or the rules of any Stock Exchange upon which the Shares are listed), but shall not be obliged to, give written notice of the proposed Change of Control to Participants, together with a description of the effect of such Change of Control on outstanding Options, not less than seven (7) days prior to the closing of the transaction resulting in the Change of Control (the "Change of Control Notice").

(2)

In the event that a Change of Control Notice is made, the Option Participant may, save where Section 11.2 below applies, exercise his Option to the extent specified in Section 11.4 by delivering his Notice of Exercise and the aggregate Option Price (under the procedure in Section 10.1(2) or such other procedure as may be specified by the Board in the Change of Control Notice) at any time in the period commencing on the Option Participant's receipt of the Notification and ending immediately prior to such Change of Control. Any Notice of Exercise delivered in accordance with this Section 11.1(2) prior to such Change of Control shall take effect immediately before Change of Control takes effect. The Option shall, to the extent unexercised, lapse immediately following the Change of Control unless the Acquiror has informed the Board that it intends to offer to grant Option Participants new options in accordance with Section 11.5, in which case the Option shall cease to be exercisable following the Change of Control under this Plan, but may still be released under Section 11.5 within the period of six months following the Change of Control and on the expiry of the said six month period the Option shall lapse.

(3)

In the event that no Change of Control Notice is made as permitted by Section 11.1(1) and there is no agreement relating to a Change of Control and/or there is no provisions prescribing the treatment of Options therein then subject to Section 11.2 and 11.5 below, the Option may be exercised within six months of a Change of Control to the extent specified in Section 11.4, and on the expiry of the said six month period the Option shall, to the extent unexercised, Expire and cease to be capable of exercise.

Section 11.2	Court Sanction

In the event that the court sanctions a compromise or arrangement under section 899 or 901F of the Companies Act in connection with a Change of Control (a "Compromise"), then subject to Section 11.1(1) above and 11.5 below, the Option may be exercised to the extent specified in Section 11.4 within six months of the date on which such Compromise is so sanctioned, and on the expiry of the said six month period the Option shall, to the extent unexercised, Expire and cease to be capable of exercise.

Section 11.3	Squeeze-out

If any person becomes bound or entitled to acquire shares under Chapter 3, Part 28 of the Companies Act, then subject to Section 11.1(1) above and Section 11.5 below, an Option may be exercised to the extent set out in Section 11.4 at any time when that person remains so bound or entitled and to the extent not so exercised shall lapse at the expiry of such period.

Section 11.4	Extent of exercise

Subject to the terms of the relevant Grant Agreement or applicable deed of grant, an Option may be exercised under this Article 11 to the extent it has vested pursuant to the Grant Agreement or as set out in the applicable deed of grant as at the date of: (i) the Change of Control if Section 11.1(2) or (3) applies (and for the avoidance of doubt, where Section 11.1(2) applies, the Option may be exercised to the extent it would have been vested on the Change of Control if not exercised immediately prior); (ii) the date on which a Compromise is sanctioned if Section 11.2 applies; or (iii) the date on which a person becomes bound or entitled to acquire shares if Section 11.3 applied. Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of any or all outstanding Options, including conditionally, to provide that, notwithstanding the vesting provisions of such Options or any Grant Agreement, deed of grant, or Award Certificate, such designated outstanding Options shall be vested upon (or prior to) the completion of the Change of Control (or, if relevant, prior to the sanctioning of a Compromise as contemplated by Section 11.2 or a person becoming bound or entitled to acquire shares as contemplated by Section 11.3). If, for any reason, the Change of Control or relevant event does not occur, the acceleration of the vesting of the Options shall be retracted and vesting shall instead revert to the manner provided in the Grant Agreement or deed of grant.

Section 11.5	Replacement Options
(1)

Notwithstanding anything else in this Plan (other than Section 11.1(1)) or any Grant Agreement, deed of grant, or Award Certificate, the Board has the right to provide for the conversion, replacement, or exchange of any outstanding Options into or for options, rights or other securities in any entity participating in or resulting from a Change of Control, provided that the value of previously granted Options and the rights of Participants are not materially adversely affected by any such changes.
(2)

Without prejudice to Section 11.5(1), if there is an Acquiror who is a company, or a company becomes bound or entitled to acquire shares under Chapter 3, Part 28 of the Companies Act, each Participant may, by agreement with the Acquiror within the periods set out in Section 11.5(4), surrender any Options in exchange for a replacement option ("New Option").

(3)	A New Option shall be granted on such terms and in relation to such shares of such company as the Acquiror and the Participant may agree.
(4)	The periods referred to in Section 11.5(2) are:
	(a)	In the case of a Change of Control that is not effected by a Compromise, six months from the date of the Change of Control;
	(b)	In the case of a Compromise contemplated by Section 11.2, six months from the date on which the Compromise becomes effective; and
	(c)	In the case of a person becoming bound or entitled to acquire shares as contemplated by Section 11.3, during the period such person is so bound or entitled.

ANNEX 1 to the

REZOLVE AI PLC LONG TERM INCENTIVE PLAN

This Annex 1 to the Rezolve AI plc Long Term Incentive Plan (the "Plan" and such Annex 1 being the "Non-Employee Plan")) is intended to be a separate plan which governs Units granted to directors, officers, and consultants. Units granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following terms and provisions which will replace and/or supplement certain terms and provisions of the Plan as indicated herein.

Capitalised terms used but not defined in this Non-Employee Plan are defined in the Plan, subject to the provisions set out below

1.
ARTICLE 1 - PURPOSE AND INTERPRETATION

1.1.
All references to Plan throughout the Non-Employee Plan shall, save where the context requires otherwise, refer to the Non-Employee Plan.

1.2.
In the first paragraph of the Plan, the word "employees" shall be deleted and replaced with the words "directors, officers, and consultants and persons employed or engaged directly or indirectly to provide services"

1.3.
In the Non-Employee Plan, the following definitions shall be inserted:

1.3.1.
“Annual Board Retainer” means the annual retainer paid by the Company to a director in a Fiscal Year for service on the Board, together with Board committee fees, attendance fees and additional fees and retainers to committee chairs.

1.3.2.
"Award Date" means the date(s) during the Fiscal Year on which the Annual Board Retainer is awarded.

1.3.3.
"Consultant” means the role as providing professional or expert advice in a particular field of science or business to either an organisation or individual;

1.4.
In the Non-Employee plan, the following definitions shall be amended as follows:

1.4.1.
In the definition of "DSU Participant", the words "who for greater certainty must also be an employee" shall be deleted and replaced with the words "who for greater certainty shall not also be a direct employee".

1.4.2.
In the definition of "DSU Termination Date" the words "(regardless of whether they have also ceased to be or have previously ceased to be an employee)" shall be deleted.

1.4.3.
In the definition of "Eligible Person", the word "employee" shall be deleted and replaced with the words "director, officer, Consultant, or person employed or engaged directly or indirectly to provide services".

1.4.4.
In the definition of "ISU Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

1.4.5.
In the definition of "Option Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

1.4.6.
In the definition of "RSU Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

2.
ARTICLE 2 - GENERAL PROVISIONS

2.1 In Section 2.2(a), the words "or the Rezolve AI plc Long Term Incentive Plan" shall be inserted after the words "sub-plan to this Plan".

2.2 Section 2.9(1) shall be deleted and replaced with the following:

The grant of an Award does not form part of the Participant's entitlement to remuneration or benefits pursuant to that person's letter of appointment or contract for services or service, nor does the existence of such letter of appointment or contract for services or service between an Eligible Person and any company give such Eligible Person any right or entitlement to have an Award granted to him in respect of any number of Shares or any expectation that an Award might be granted to him whether subject to any conditions or at all and the grant of an Award shall not give him any entitlement or expectation that further Awards will be granted. In addition, the rights and obligations of a Participant under the terms and conditions of his office, engagement, employment, or appointment shall not be affected by his participation under the Rules or any right he may have to participate. An individual who participates under the Rules waives all and any rights to compensation or damages in consequence of the termination of his office, engagement, employment, or appointment with any company for any reason whatsoever, whether lawful or not, in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to the settlement of an Award under the Rules as a result of such termination or from the loss or diminution of value of such rights or entitlements. If necessary, the Participant's terms of engagement, appointment, employment, or retention shall be varied accordingly".

2.3 In Section 2.15, the words "or any Settlement Price (as later defined in the Plan in respect of any Units)" shall be inserted following the words "Option Price" throughout.

2.4 In Section 2.18: (a) the word "employer" shall be deleted and replaced with the words "engaging company"; (b) the words "Participant's personal information" shall be deleted and replaced with the words "Participant's personal information"; and (c) the words "employee privacy notice" shall be deleted and replaced with the words "privacy notice".

3.
ARTICLE 3 - RESTRICTED SHARE UNITS

3.1 At the end of Section 3.1(1), the following sentence shall be inserted: "Notwithstanding the foregoing, it shall, unless the Board determines that it is not required by applicable law, be a term of each Restricted Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Restricted Share Unit (the "Settlement Price")."

3.2.
In Section 3.4(4), the words "is continuously employed by" shall be deleted and replaced with the words "in service with".

4.
ARTICLE 4 - SETTLEMENT & EXPIRY

4.1 The following new Section 4.1(6) shall be inserted:

"Notwithstanding the foregoing, no Restricted Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 3.1(1). In the event that such payment or arrangements are not made within 30 days following the RSU Settlement Date, the Participant shall be deemed to have elected for settlement by the Restricted Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "RSU Settlement Date"."

4.2 In Section 4.3, the words "or termination" shall be inserted following the word "dismissal"; and the words "or early termination of their engagement" shall be inserted following the word "resignation".

5.
ARTICLE 5 – DEFERRED SHARE UNITS

5.1 The following new Section 5.1(4) shall be inserted: "Notwithstanding the foregoing, it shall unless the Board determines that it is not required by applicable law be a term of each Deferred Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Deferred Share Unit (the "Settlement Price")."

5.2.
The following new section will be inserted as Section 5.3 and the remainder of Article 5 will be renumbered accordingly with all cross-references updated accordingly:

"Section 5.3 Election Notice; Elected Amount.

(1) Subject to Board approval, a DSU Participant may elect by filing an election notice in such form as the Board may permit (the “Election Notice”), once each Fiscal Year, to be paid up to one hundred percent (100%) of his or her Annual Board Retainer in the form of Deferred Share Units (the “Elected Amount”), with the balance being paid in cash in accordance with the Company’s regular practices of paying such cash compensation. In the case of an existing DSU Participant, the election must be completed, signed and delivered to the Company by the end of the Fiscal Year preceding the Fiscal Year to which such election is to apply. In the case of a new DSU Participant, the election must be completed, signed and delivered to the Company as soon as possible, and, in any event, no later than 30 days, after the director’s appointment, with such election to be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such Fiscal Year. For the first year of the Plan, DSU Participants must make such election as soon as possible, and, in any event, no later than 30 days, after adoption of the Plan and the election shall be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such Fiscal Year. If no election is made in respect of a particular Fiscal Year, the new or existing DSU Participant will be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(2) The Election Notice shall, subject to any minimum amount that may be required by the Board, from time to time, designate the percentage of the Annual Board Retainer for the applicable Fiscal Year that is to be deferred into Deferred Share Units, with the remaining percentage to be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(3) In the absence of a designation to the contrary (including delivery of an Election Notice by a DSU Participant requesting that a greater or lesser percentage of his or her Annual Board Retainer be payable in the form of Deferred Share Units relative to the percentage previously elected by such DSU Participant), the DSU Participant’s Election Notice shall remain in effect unless otherwise terminated."

5.3.
The following new subsection shall be inserted into Section 5.4 (as renumbered) as section 5.4(3), and the remainder of section 5.4 shall be renumbered accordingly with all cross-references updated accordingly:

"(3) Thereafter, any portion of such DSU Participant’s Annual Board Retainer payable, and subject to comply with Section 5.3, all subsequent Annual Board Retainers shall be paid in cash in accordance with the Company’s regular practices of paying such cash compensation."

5.4.
Section 5.5 (as renumbered) shall be deleted and replaced with the following:

"Section 5.5 Calculation.

(1) The number of Deferred Share Units granted at any particular time pursuant to this Plan will be calculated by:

(a) in the case of an Elected Amount, by dividing (i) the dollar amount of the Elected Amount allocated to the DSU Participant by (ii) the Market Value of a Share on the applicable Award Date; or

(b) in the case of a grant of Deferred Share Units pursuant to Section 5.1, by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant."

5.5.
The following new section 5.7(5) (as renumbered) shall be inserted into Section 5.7 (as renumbered):

"Notwithstanding the foregoing, no Deferred Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 5.1(4). In the event that such payment or arrangements are not made within 30 days following the DSU Payment Date, the Participant shall be deemed to have elected for settlement by the Deferred Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "DSU Payment Date"."

6.
ARTICLE 6 – INCENTIVE SHARE UNITS

6.1 The following new Section 6.1(4) shall be inserted: "Notwithstanding the foregoing, it shall, unless the Board determines that it is not required by applicable law, be a term of each Incentive Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Incentive Share Unit (the "Settlement Price")."

7.
ARTICLE 7 – SETTLEMENT & EXPIRY

7.1.
The following new section 7.1(6) shall be inserted into Section 7.1:

"Notwithstanding the foregoing, no Incentive Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 6.1(4). In the event that such payment or arrangements are not made within 30 days following the ISU Settlement Date, the Participant shall be deemed to have elected for settlement by the Incentive Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "ISU Settlement Date"."

LONG TERM INCENTIVE PLAN

Effective as August 15, 2024 and amended on December 12 2025

REZOLVE AI PLC

LONG TERM INCENTIVE PLAN

The purpose of this Plan is to advance the interests of the Company and its shareholders by providing to the employees of the Company or its Group Companies a performance incentive for continued and improved services with the Company and its Group Companies.

ARTICLE 1

INTERPRETATION

Section 1.1	Definitions

For the purposes of this Plan, the following terms shall have the following meanings:

(a)	"Additional Issuances" has the meaning given to it in the BCA (save that any Awards granted under this Plan or any sub-plan thereto shall not be considered Reissued Options);
(b)	"Acquiror" means such person who obtains Control of the Company either alone or together with persons acting in concert (as such term is defined in the City Code on Takeovers and Mergers);
(c)

“Affiliate” or “Affiliated” means, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise);

(d)

“Applicable Withholding Tax Liability” means a liability to account for any Participant's tax, national insurance (excluding, unless otherwise specified by the Award Agreement, Employer's NICs), social security or other levies in respect of any Award (whether by reason of grant, vesting, exercise, settlement, or otherwise), including for the avoidance of doubt and without limitation any liability arising after the termination of the Participant's employment for whatever reason and which:

(a) may arise or be incurred in any jurisdiction whatsoever and,

(b) by the law of the same jurisdiction may or shall be recovered from the person entitled to the Award;

(e)	"Awardmeans any award of Units or an Option under the Plan;
(f)	"Award Certificate" means a certificate setting out the terms of an Award;
(g)

"BCA" means the Business Combination Agreement initially entered into by and among Armada Acquisition Corp. I, Rezolve Merger Sub and the Company (each as defined therein) entered into on 17 December 2021, amended on 10 November 2022, and further amended and restated on 16 June 2023 pursuant to a deed of release, amendment and restatement entered into by the Company, the New Company, CaymanCo, MergerSub, and Armada (each as defined in such deed) on 16 June 2023;

(h)

“Board” means the board of directors of the Company as constituted from time to time, or a committee thereof to which authority has been delegated by the board of directors with respect to any particular functions of the board of directors, as set forth herein;

(i)	“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in London, England, and New York, New York (United States of America) are open for business;

(j)

“Cash Equivalent” means the amount of money expressed in British Pound Sterling equal to the Market Value multiplied by the number of vested Units in the Participant’s notional account, on the ISU Settlement Date, RSU Settlement Date or DSU Payment Date, as applicable;

k)	“Change of Control” means, unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(i)

any transaction (other than a transaction described in clause (ii) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of shares of the Company representing 50% or more of the aggregate voting power of all of the Company’s then issued and outstanding shares entitled to vote in the election of directors of the Company, other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans;

(ii)

there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction, in each case in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)

the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition, other than a sale, lease, exchange, license or other disposition to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(iv)

the passing of a resolution by the Board or Shareholders to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement); or

(v)

individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding anything to the contrary herein, and solely for the purpose of determining the timing of payment or timing of distribution of any compensation or benefit that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the US Internal Revenue Code of 1986, as amended, a Change of Control shall not be deemed to occur under this Plan unless the Change of Control also constitutes a “change in the ownership” of the Company, a “change in effective control” of the Company, or a “change in the ownership of a substantial portion of the assets” of the Company under U.S. Treasury Regulations § 1.409A-3(i)(5), or any successor provision;

(j)	"Companies Act" means the Companies Act 2006;

(l)	“Company” means Rezolve AI Plc, a company incorporated in England with company number 14573691, whose registered office is at 5 New Street Square, London, United Kingdom, EC4A 3TW;
(m)

"Company Shares" means, collectively: (i) the series A preferred shares, designated as “Series A Shares” pursuant to the Company Articles of Association; and (ii) the ordinary shares designated as "Ordinary Shares" pursuant to the Company's Articles of Association;

(n)	"Control" has the meaning given in section 995 of the Income Tax Act 2007;
(o)

"Data Protection Legislation" means to the extent applicable, the General Data Protection Regulation 2016/679 (the EU GDPR), the UK General Data Protection Regulation (the UK GDPR) and the UK Data Protection Act 2018;

(p)

“Date of Grant” means the date on which a particular Award is granted by the Board as evidenced by either the Grant Agreement pursuant to which the applicable Award was granted or if the Award is granted by unilateral deed of grant, as evidenced by the applicable Award Certificate;

(q)	“Deferred Share Unit” or “DSU” means a unit designated as a Deferred Share Unit representing the right to receive one Share or the Cash Equivalent in accordance with the terms set forth in the Plan;

(r)

“DSU Participant” means a director of the Company (who for the avoidance of doubt must also be an employee) who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom Deferred Share Units have or will be granted thereunder;

(s)

“DSU Payment Date” means, with respect to a Deferred Share Unit granted to a DSU Participant, no later than December 31 of the Fiscal Year following the Fiscal Year in which the DSU Termination Date occurred;

(t)	“DSU Settlement Notice” means a notice, in a form determined by the Board, by a DSU Participant to the Company electing the desired form of settlement of Deferred Share Units;

(u)

“DSU Termination Date” of a DSU Participant means, the day that the DSU Participant ceases to be a director (regardless of whether they have also ceased to be or have previously ceased to be an employee) of the Company for any reason including, without limiting the generality of the foregoing, as a result of retirement, death, voluntary or involuntary termination without cause, or Incapacity;

(v)	“Effective Date” has the meaning ascribed thereto in Section 2.5;

(w)	“Elected Amount” has the meaning ascribed thereto in Section 5.3(1);

(x)	“Election Notice” has the meaning ascribed thereto in Section 5.3(1);

(y)	“Eligible Person” means any employee of the Company or any of its Group Companies, as designated by the Board in a resolution;
(z)	"Employer's NICs" means secondary Class 1 National Insurance contributions;
(aa)

"Equity Securities" means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (as defined in the BCA) (including any stock appreciation, phantom stock, profit participation or similar rights);

(bb)

“Expire” means, with respect to a Unit, the termination of such Unit, on the occurrence of which such Unit is void, incapable of settlement, and of no value whatsoever; and with respect to an Option, the termination or lapsing of such Option, on the occurrence of which such Option is void, incapable of exercise or settlement, and of no value whatsoever; and Expires and Expired have a similar meaning;

(cc)	“Fiscal Year” means the fiscal year of the Company, which as of the Effective Date is the annual period commencing January 1 and ending the following December 31;

(dd)	“Grant Agreement” means an agreement between the Company and a Participant under which an Award is granted;
(ee)	"Group Company" means any subsidiary (as defined in section 1159 of the Companies Act) of the Company;

(ff)	“Incapacity” means the permanent and total incapacity of a Participant as determined in accordance with procedures established by the Board for purposes of this Plan;

(gg) hh)	“Incumbent Board” has the meaning given to that term in Section 1.1(i)(v);

(ii) (jj) (kk) (ll) (mm)

(nn)	"Management Team" or "Founder" means the founder of the Company, being Daniel Wagner;

(oo)

“Market Value” means, on any particular day, the volume weighted average trading price of a Share on the NASDAQ for the five (5) preceding days on which the Shares were traded, or on any other share exchange as selected by the Board for these purposes. In the event that such Shares are not listed and posted for trading on any share exchange, the Market Value shall be the fair market value of such Shares as determined by the Board in its sole and absolute discretion;

(pp)	"Notice of Exercise" means a notice of exercise in such form as may be prescribed or required by the Board from time to time;

(qq)

"Option" means a share option granted to an Option Participant pursuant to the terms of this Plan that, subject to the provisions hereof, entitles an Option Participant to receive one Share or the Option Cash Equivalent in accordance with the terms set forth in the Plan;

(rr)

"Option Cash Equivalent" means the amount of money expressed in British Pound Sterling equal to: (a) the Market Value multiplied by the number of Shares in respect of which the Option is being exercised and which is to be settled by cash; (b) less the Option Price applicable to such Shares;

(ss)

“Option Participant” means an Eligible Person who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom an Option has been granted or will be granted thereunder;

(tt)	"Option Price" means the price per Share determined by the Board in relation to an Option, in accordance with Section 9.2;
(uu)

“Option Termination Date” means the date on which an Option Participant ceases to be an Eligible Person as a result of a termination of employment with the Company or a Group Company for any reason, including death, retirement, or resignation. For the purposes of the Plan, an Option Participant’s employment with the Company or a Group Company shall be considered to have terminated effective on the last day of the Option Participant’s actual and active employment with the Company or Group Company, whether such day is selected by agreement with the individual, or unilaterally by the Option Participant or the Company or Group Company, and whether with or without advance notice to the Option Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the Option Participant’s last day of actual and active employment shall be considered as extending the Option Participant’s period of employment for the purposes of determining his or her entitlement under the Plan;

(vv)	“Participant” means an RSU Participant, or a DSU Participant, or a ISU Participant or an Option Participant, as applicable;

(ww)	“Performance Criteria” shall mean criteria, if any, established by the Board which, without limitation, may include criteria based on the financial performance of the Company and/or an Affiliate;
(xx)

"Personal Representatives" means in relation to the Participant, the Participant's legal personal representatives (being either the executors of his will to whom a valid grant of probate has been made or the duly appointed administrators of his estate) who in either case have provided the Board with satisfactory evidence of their appointment

(yy)	“Plan” means this Long Term Incentive Plan, as amended from time to time;

(zz)

“Restricted Share Unit” or “RSU” means a unit granted or credited to an RSU Participant’s notional account pursuant to the terms of this Plan that, subject to the provisions hereof, entitles an RSU Participant to receive one Share or the Cash Equivalent in accordance with the terms set forth in the Plan;

(aaa)

“RSU Participant” means an Eligible Person who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan and to whom a Restricted Share Unit has been granted or will be granted thereunder;

(bbb)	“RSU Settlement Date” has the meaning ascribed thereto in Section 4.1(1);

(ccc)	“RSU Settlement Notice” means a notice, in a form determined by the Board, by an RSU Participant to the Company electing the desired form of settlement of vested Restricted Share Units;

(ddd)

“RSU Termination Date” means the date on which an RSU Participant ceases to be an Eligible Person as a result of a termination of employment with the Company or a Group Company for any reason, including death, retirement, or resignation. For the purposes of the Plan, an RSU Participant’s employment or retention with the Company or a Group Company shall be considered to have terminated effective on the last day of the RSU Participant’s actual and active employment with the Company or Group Company, whether such day is selected by agreement with the individual, or unilaterally by the RSU Participant or the Company or Group Company, and whether with or without advance notice to the RSU Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the RSU Participant’s last day of actual and active employment shall be considered as extending the RSU Participant’s period of employment or retention for the purposes of determining his or her entitlement under the Plan;

(eee)

“RSU Vesting Date” means the date or dates determined in accordance with the terms of the Grant Agreement or deed of grant entered into in respect of such Restricted Share Units (as described in Section 3.4), on and after which a particular Restricted Share Unit will be settled, subject to amendment or acceleration from time to time in accordance with the terms hereof;

(fff)	"Section 431 Election" means an election made under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 in such form as the Board or HM Revenue & Customs may prescribe;

(ggg)	“Share” means an ordinary share in the capital of the Company;

(hhh)

“Share Compensation Arrangement” means any share option, share option plan, employee share purchase plan, long-term incentive plan or any other compensation or incentive mechanism of the Company involving the issuance or potential issuance of securities of the Company;

(iii)	“Shareholders” means holders of Shares;

(jjj)

“Stock Exchange” means the NASDAQ or, if the Shares are not listed or posted for trading on the NASDAQ but are listed and posted for trading on another share exchange, the share exchange on which the Shares are listed or posted for trading;

(kkk)	“Termination Notice” has the meaning ascribed thereto in Section 5.4(1);
(lll)

"Total Pool Percentage" means, subject to Section 2.2 below, a number of Company Shares equal to fifteen percent (15%) of the fully diluted issued and outstanding Equity Securities, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor) of the Company as of the Closing (as defined in the BCA);

(mmm)	“NASDAQ” means the NASDAQ Stock Exchange; and

(nnn)	“Units” means DSUs, ISUs and RSUs, as applicable.

Section 1.2	Interpretation

(1)

Whenever the Board is to exercise discretion or authority in the administration of the terms and conditions of this Plan, the term “discretion” or “authority” means the sole and absolute discretion of the Board.

(2)	In the Plan, words importing the singular shall include the plural and vice versa and words importing any gender include any other gender.

(3)	Unless otherwise specified in the Participant’s Grant Agreement or Award Certificate, all references to money amounts are to English currency.

(4)	As used herein, the terms “Article” and “Section” mean and refer to the specified Article and Section of this Plan, respectively.

(5)	The words “including” and “includes” mean “including (or includes) without limitation”.

ARTICLE 2

GENERAL PROVISIONS

Section 2.1	Administration.

(1)	The Board shall administer this Plan. Nothing contained herein shall prevent the Board from adopting other or additional Share Compensation Arrangements or other compensation arrangements.

(2)

Subject to the terms and conditions set forth herein, the Board has the authority: (i) to grant Restricted Share Units to RSU Participants; (ii) to grant Deferred Share Units to DSU Participants; (iii) to grant Incentive Share Units to ISU Participants; (iv) to grant Options to Option Participants; (v) to determine the terms, including the limitations, restrictions, vesting period, and conditions (including any Performance Criteria), if any, of such grants; (vi) to interpret this Plan and all agreements entered into hereunder; (vii) to adopt, amend and rescind such administrative guidelines and other rules relating to this Plan as it may from time to time deem advisable; (viii) establish sub-plans to operate in the United Kingdom or in any jurisdictions outside the United Kingdom (overseas sub-plans) provided that insofar as possible, any overseas sub-plan shall be governed by rules similar to the rules of the Plan, but modified to take account of applicable tax, social security, employment, company, exchange control, trust or securities (or any other relevant) law, regulation or practice; and provide that any sub-plan may include provision to grant equity-based awards that are not Units or Options and/or to grant awards to be settled in cash only; and (ix) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board’s guidelines, rules, interpretations, and determinations shall be conclusive and to the fullest extent permitted by applicable law binding upon the Company, its subsidiaries, and all RSU Participants, DSU Participants, ISU Participants, Eligible Persons and their legal, personal representatives and beneficiaries.

(3)

Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a remuneration committee thereof. For greater certainty, any such delegation by the Board may be revoked at any time at the Board’s sole discretion. Without prejudice to the foregoing right to delegate at any time, there shall be delegated to the Management Team the right to grant and to determine to whom there shall be granted one half of all Awards available for allocation from time to time. All other grants of Awards shall be carried out by the Board on the recommendation of the remuneration committee (if any), in consultation with the Management Team and the Chairman of the Company (if any).

(4)

No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith, and each member of the Board and each such person shall be entitled to indemnification by the Company with respect to any such action or determination.

(5)

The Board may adopt such rules or regulations and vary the terms of this Plan and any grant hereunder as it considers necessary to address tax or other requirements of any applicable jurisdiction. Without limiting the generality of the foregoing, if any provision of this Plan contravenes Section 409A (“Section 409A”) or

Section 457A (“Section 457”) of the U.S. Internal Revenue Code of 1986, as amended, the Board may, in its sole discretion and without the participant’s consent, modify such provision to: (i) comply with, or avoid being subject to, Section 409A or Section 457, or to avoid incurring taxes, interest or penalties under Section 409A or Section 457, or otherwise; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company and contravening Section 409A or Section 457.

(6)

The Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any Shares or any other securities in the capital of the Company other than as specifically provided for in the Plan.

Section 2.2	Grant of Awards and Shares Reserved

(1)

Subject to the provisions of this Plan, the Board may grant Awards to Participants upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine, provided that:

(a)

The maximum number of Shares reserved for issuance or transfer from treasury, in the aggregate, under this Plan and any sub-plan thereto shall initially be equal to the Total Pool Percentage minus the number of Company Shares issued or proposed to be issued in connection with the Additional Issuances;

(b)

The number of Shares reserved for issuance or transfer from treasury under this Plan and any sub-plan thereto that are subject to any grants of Awards (or portions thereof) that (i) Expire or are forfeited, surrendered, cancelled or otherwise terminated prior to the issuance of the Shares pursuant to a grant of Awards or (ii) are settled in cash in lieu of settlement in Shares or settled by the transfer of Shares other than from treasury shall, in each case, automatically become available to be made and subject to new grants under this Plan; and

(c)

The Board may, at its sole discretion, at any time on or after 1 January 2025 and in each calendar year thereafter determine that an additional pool of Shares be reserved for issuance or transfer from treasury, under this Plan and any sub-plan being a pool of up to 5% of the fully diluted issued and outstanding Equity Securities, (and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor) of the Company (the "Fully Diluted Capital") as of such date in the relevant calendar year that the Board may determine (the "Calculation Date") (provided that each such additional pool shall be capped at 5% of such Fully Diluted Capital each calendar year and shall be separate to the reservation set out in Section 2.2(a) and to any additional pool created in any previous year.) For the avoidance of doubt, there may not be more than one Calculation Date in a calendar year but the Calculation Date in one calendar year need not be the same as the Calculation Date in another calendar year.

Section 2.3	Amendment and Termination.

(1)

The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any Grant Agreement or Award Certificate or deed of grant relating thereto provided that such suspension, termination, amendment, or revision shall:

(a)	not adversely alter or impair any Award previously granted except as permitted by the terms of this Plan;

(b)	be in compliance with applicable law and subject to any regulatory approvals including, where required, the approval of the Stock Exchange; and

(c)	be subject to Shareholder approval, where required by law, the requirements of the Stock Exchange or this Plan.

(2)

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force with respect to outstanding Awards will continue in effect as long as any such Award or any rights pursuant thereto remain outstanding and, notwithstanding the termination of the Plan, the Board will remain able to make such interpretations and amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.

(3)

Subject to Section 2.3(1), the Board may from time to time, in its discretion and without the approval of Shareholders or Participants, make changes to the Plan or any Award that do not require the approval of Shareholders under Section 2.3(4), which may include but are not limited to:

(a)

any amendment of an administrative nature, including without limitation those made to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan;

(b)	changes that alter, extend or accelerate the terms of vesting or settlement applicable to any Awards;

(c)	any amendment to the Plan respecting administration and eligibility for participation under the Plan; and

(d)

an amendment of the Plan or a Award as necessary to comply with applicable law or the requirements of the Stock Exchange or any other regulatory body having authority over the Company, the Plan, the Participants or the Shareholders.

(4)	Shareholder approval is required for the following amendments to the Plan:

(a)

if and only if such shareholder approval is required by applicable law and/or the rules and regulations of the Stock Exchange or any other stock exchange on which the Shares are listed or posted for trading, any increase in the maximum number of Shares that may be issuable by the Company, including from treasury, pursuant to Awards granted under the Plan (as set out in Section 2.2), other than an adjustment pursuant to Section 2.15; and

(b)	any amendment to Section 2.3(3) and this Section 2.3(4).

Section 2.4	Compliance with Legislation

(1)

The administration of the Plan (including any amendments thereto), the terms of the grant of any Award under the Plan, the grant of Awards, and the Company’s obligation to issue Shares or deliver a Cash Equivalent shall be subject to all applicable laws, rules and regulations, the rules and regulations of the Stock Exchange and any other stock exchange on which the Shares are listed or posted for trading, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obliged by any provision of the Plan or the grant of any Award hereunder to issue Shares or deliver a Cash Equivalent or Option Cash Equivalent in violation of such laws, rules and regulations or any condition of such approvals.

(2)

The Company shall have no obligation to issue or transfer (or procure the transfer of) any Shares pursuant to this Plan unless upon official notice of issuance such Shares shall have been duly listed with the Stock Exchange (and any other stock exchange on which the Shares are listed or posted for trading). Shares issued to Participants pursuant to the settlement of Awards may be subject to limitations on sale or resale under applicable securities laws.

(4)

Should the Board, in its sole and absolute discretion determine that it is not feasible to provide for the settlement of Restricted Share Units, Deferred Share Units, Incentive Share Units or Options in shares, as applicable, including by reason of any such laws, regulations, rules, orders or requirements, it shall notify the Participants of such determination and on receipt of such notice each Participant shall have the option of electing that such settlement obligations be satisfied by means of a cash payment by the Company equal to the Cash Equivalent of the Restricted Share Units, Deferred Share Units or Incentive Share Units or the Option Cash Equivalent of the Options, as applicable. Each Participant shall comply with all such laws, regulations, rules, orders and requirements, and shall furnish the Company with any and all information and undertakings, as may be required to ensure compliance therewith.

Section 2.5	Effective Date

The Plan shall be effective upon the date (the “Effective Date”) of the closing of the initial public offering of the Shares.

Section 2.6	Applicable Tax Withholdings and Deductions.

(1)

Notwithstanding any other provision contained herein, and together with Section 2.6(3) the Company or the relevant Affiliate or Group Company, as applicable (the "Relevant Company"), shall be entitled to withhold from any amount payable to a Participant, either under this Plan or otherwise, such amounts as may be necessary so as to ensure that the Relevant Company is in compliance with all liabilities or obligations, whether under any statute or regulation or otherwise, to account to any revenue or other authority for sums in respect of an Applicable Withholding Tax Liability To this end, the Participant shall, to the extent permitted by law, indemnify and shall keep indemnified the Relevant Company for the Applicable Withholding Tax Liability and the Participant shall pay the Relevant Company a sum equal to the Applicable Withholding Tax Liability immediately upon written notice of the quantum of the said liability.

(2)

It is the responsibility of the Participant to complete and file any tax returns which may be required within the periods specified in applicable laws as a result of the Participant’s participation in the Plan and which by law such Participant is required to file. The Company shall not be held responsible for any tax consequences to a Participant as a result of the Participant’s participation in the Plan and, without prejudice to (1) above, the Participant shall indemnify and keep indemnified the Company and the Relevant Company from and against any and all loss, liability, damage, penalty or expense (including legal expense), which may be asserted against the Company or which the Company may suffer or incur arising out of, resulting from, or relating in any manner whatsoever to any tax liability in connection therewith.

(3)	For greater certainty, no cash payment will be made nor will Shares be issued until:

(a)

an amount sufficient to cover the Applicable Withholding Tax Liability payable on the settlement of Awards has been received by the Company (or withheld by the Company from the Cash Equivalent or Option Cash Equivalent and/or cash payment noted above if applicable);

(b)

the Participant undertakes to arrange for such number of Shares to be sold as is necessary to raise an amount equal to the Applicable Withholding Tax Liability, and to cause the proceeds from the sale of such Shares to be delivered to the Company; or

(c)

the Participant elects to settle for cash such number of Awards as is necessary to raise funds sufficient to cover the Applicable Withholding Tax Liability with such amount being withheld by the Company.

Section 2.7	No Interest.

No interest or other amounts shall accrue to the Participant in respect of any amount payable by the Company to the Participant under this Plan or Award.

Section 2.8	Non-Transferability

Except as set forth herein, Awards are not transferable. Units may be settled and Options may be exercised only by:

(a)	the Participant to whom the Awards were granted; or

(b)	upon the Participant’s death, by the Participant’s Personal Representatives.,

Section 2.9	Participation in this Plan.

(1)

The grant of an Award does not form part of the Participant's entitlement to remuneration or benefits pursuant to his contract of employment nor does the existence of a contract of employment between an Eligible Person and any company give such Eligible Person any right or entitlement to have an Award granted to him in respect of any number of Shares or any expectation that an Award might be granted to him whether subject to any conditions or at all and the grant of an Award shall not give him any entitlement or expectation that further Awards will be granted. In addition, the rights and obligations of a Participant under the terms and conditions of his office or employment shall not be affected by his participation under the Rules or any right he may have to participate. An individual who participates under the Rules waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever, whether lawful or not, in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to the exercise or settlement of an Award under the Rules as a result of such termination or from the loss or diminution of value of such rights or entitlements. If necessary, the Participant's terms of employment shall be varied accordingly.

(2)

No Participant has any rights or privileges as a Shareholder of the Company in respect of Shares that are issuable or transferable upon the settlement of an Award pursuant to the terms of this Plan until the allotment and issuance of such Shares or their transfer to the Participant. The Participant or the Participant’s legal representative shall not, by reason of the grant of any Award, be considered to be a Shareholder of the Company until an Award has been duly settled and Shares have been issued or transferred in respect thereof. In addition, Shares issued or so transferred shall rank pari passu in all respects with the Shares already then in issue provided that Shares issued or transferred in settlement of an Award will not rank for any dividend or other distribution of the Company paid or made by reference to a record date prior to the date of allotment or transfer, as relevant.

(3)

Awards shall be credited to an unfunded notional bookkeeping account established and maintained by the Company in the name of each Participant. Notwithstanding any other provision of the Plan to the contrary, an Award shall not be considered or construed as an actual investment in Shares. Participants shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company or any Affiliate or Group Company. No assets of the Company or any Affiliate or Group Company shall be held in any way as collateral security for the fulfilment of the obligations of the Company or any Affiliate or Group Company under this Plan. Any and all of the Company’s or any Affiliate’s or Group Company'sassets shall be, and remain, the general unrestricted assets of the Company or Affiliate or Group Company.

(4)

The Company makes no representation or warranty as to the future Market Value of the Shares or with respect to any income tax matters affecting the Participant resulting from the grant, exercise or settlement of an Award or transactions in the Shares. With respect to any fluctuations in the Market Value of Shares, neither the Company, nor any of its directors, officers, employees, Shareholders or agents shall be liable for anything done or omitted to be done by such person or any other person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares hereunder, or in any other manner related to the Plan. For greater certainty, no amount will be paid to, or in respect of, a Participant under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. The Company does not assume responsibility for the income or other tax consequences resulting to the Participant and they are advised to consult with their own tax advisors.

Section 2.10	Notice

Any Notice required to be given pursuant to the Plan must be in writing. All notices to the Company must be delivered personally, by prepaid registered mail or by email and must be addressed to the secretary of the Company. All notices to the Participant will be addressed to the principal address of the Participant on file with the Company and/or to the Participant's work email (or any other email address of the Participant known to the Company). Either the Company or the Participant may designate a different address by written notice to the other. Such notices are deemed to be received: (i) if delivered personally, on the date of delivery; (ii) if sent by prepaid, registered mail, on the fifth Business Day following the date of mailing; or (iii) if sent by email, at the time of transmission. Any notice given by either the Participant or the Company is not binding on the recipient thereof until received.

Section 2.11	Right to Issue Other Shares

The Company shall not by virtue of this Plan be in any way restricted from declaring and paying dividends in respect of Shares, issuing further Shares, repurchasing Shares or varying or amending its share capital or corporate structure.

Section 2.12	Quotation of Shares

So long as the Shares are listed on a Stock Exchange, the Company must apply to the Stock Exchange for the listing or quotation, as applicable, of the Shares issued upon the settlement of all Awards granted under the Plan, however, the Company cannot guarantee that such Shares will be listed or quoted on the Stock Exchange or any other stock exchange.

Section 2.13	Conformity to Plan

In the event that an Award is granted or a Grant Agreement or deed of grant and/or Award Certificate is executed which does not conform in all particulars with the provisions of this Plan, or purports to grant Awards on terms different from those permitted under this Plan, the Award, or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with this Plan.

Section 2.14	Dividend Equivalents.

In the event a dividend becomes payable on the Shares, then on the payment date for such dividend, each Participant’s notional account shall, unless otherwise determined by the Board in respect of any grant of Units, be credited with additional Units of the same kind as credited in such Participant’s applicable notional account, the number of which shall be determined by dividing: (i) the amount determined by multiplying (a) the number of Units in such Participant’s notional account (whether vested or unvested) on the record date for the payment of such dividend by (b) the dividend paid per Share, by (ii) the Market Value of a Share on the dividend payment date for such dividend, in each case, with fractions computed to two decimal places. Such additional Units, if credited, shall vest on the same basis as the underlying Units. This provision shall not apply to Options.

Section 2.15	Adjustments.

Subject to any required approval by the Stock Exchange or regulatory authority, in the case of any merger, amalgamation, arrangement, rights offering, subdivision, consolidation, or reclassification of the Shares or other relevant change in the capitalization of the Company, or dividend or distribution payable in respect of Shares (excluding dividends or distributions which may be paid in cash or in Shares at the option of the Shareholder), or exchange of the Shares for other securities or property, the Company shall make appropriate adjustments in the Shares issuable or amounts payable or, in the case of Options, the Option Price (provided that such Option Price may not be reduced to below the nominal value of a Share unless only if, and to the extent that, the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the aggregate nominal value of the Shares in respect of which the Option is exercisable exceeds the aggregate adjusted Option Price, so that on exercise of any Option in respect of which the Option Price has been reduced, the Board shall capitalise and apply such sum (if any) as is necessary to pay up the amount by which the aggregate nominal value of the Shares in respect of which the Option is exercised exceeds the aggregate Option Price for such Shares), as the case may be, as determined as appropriate by the Board, to preclude a dilution or enlargement of the benefits hereunder, and any such adjustment (or non-adjustment) by the Company shall be conclusive, final and binding upon the Participants. However, no amount will be paid to, or in respect of, the Participants under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant to compensation for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

Section 2.16	Cancellation of Awards.

Upon payment in full of the value of the Awards, the Awards shall be cancelled and no further payments shall be made from the Plan in relation to such Awards.

Section 2.17	Governing Law

The Plan shall be governed by the laws of England.

Section 2.18	Data Protection

The Company and Participant's employer (if different) from time to time will collect, hold and process the Participant's personal information for the purposes of the administration of the Award in accordance with the employee privacy notice, which can be found on the Company's intranet. The Company will comply with all applicable requirements of the Data Protection Legislation. This rule is in addition to, and does not relieve, remove or replace the Company's obligations under the Data Protection Legislation.

ARTICLE 3

RESTRICTED SHARE UNITS

Section 3.1	Grant of Restricted Share Units.

(1)

Subject to the provisions of this Plan, the Board may grant Restricted Share Units to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of a Restricted Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company and, if required by the Board, countersigned by the relevant Participant.

(3)	The Company shall maintain a notional account for each RSU Participant, in which shall be recorded the number of vested and unvested Restricted Share Units granted or credited to such Participant.

(4)

The grant of a Restricted Share Unit to an RSU Participant, or the settlement of a Restricted Share Unit, under the Plan shall neither entitle such RSU Participant to receive nor preclude such RSU Participant from receiving subsequently granted Restricted Share Units.

Section 3.2	Equivalence.

One (1) Restricted Share Unit is equivalent to one (1) Share. Fractional Restricted Share Units are not permitted under the Plan.

Section 3.3	Calculation.

The number of Restricted Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 3.4	Vesting.

Except as otherwise provided in an RSU Participant’s Grant Agreement or the applicable deed of grant or any other provision of this Plan:

(1)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the first (1st) anniversary of the Date of Grant;

(2)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the second (2nd) anniversary of the Date of Grant;

(3)	1/3 of the Restricted Share Units granted pursuant to Section 3.1 shall vest on the third (3rd) anniversary of the Date of Grant; and

(4)

all Restricted Share Units credited pursuant to Section 2.14 shall vest simultaneously with the Restricted Share Units to which they relate, provided the Participant is continuously employed by the Company, or any of its Group Companies, from the Date of Grant until such Vesting Date, provided, however, that in the event of any Change of Control, any unvested Restricted Share Units shall vest on the date which the Board determines in accordance with Article 8.

ARTICLE 4

SETTLEMENT & EXPIRY

Section 4.1	Settlement of Restricted Share Units.

(1)	Except as otherwise provided in an RSU Participant’s Grant Agreement or applicable deed of grant or any other provision of this Plan:

(a)

all of the vested Restricted Share Units covered by a particular grant and the related Restricted Share Units credited pursuant to Section 3.3 may be settled on the first Business Day following their RSU Vesting Date (the “RSU Settlement Date”);

(b)

an RSU Participant (or such other person as is referred to in Section 2.8) is entitled to deliver to the Company, on or before the RSU Settlement Date, an RSU Settlement Notice in respect of any or all vested Restricted Share Units held by the RSU Participant;

(c)

in the RSU Settlement Notice, the RSU Participant will elect, in the RSU Participant’s sole discretion, to settle vested Restricted Share Units for their Cash Equivalent (determined in accordance with Section 4.2(1)), Shares (determined in accordance with Section 4.2(2)) or a combination thereof.

(2)	Subject to Section 4.1(3), settlement of Restricted Share Units shall take place promptly following the RSU Settlement Date and take the form set out in the RSU Settlement Notice through:

(a)

in the case of settlement of Restricted Share Units for their Cash Equivalent, delivery of a cheque or a wire or bank transfer of cash to the RSU Participant (or such other person as is referred to in Section 2.8) representing the Cash Equivalent;

(b)

in the case of settlement of Restricted Share Units for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8) ; or

(c)	in the case of settlement of Restricted Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

(3)

If an RSU Settlement Notice is not received by the Company on or before the RSU Settlement Date, settlement shall take the form of Shares issued by the Company or transferred from treasury, or otherwise transferred, as set out in Section 4.2(2).

(4)

Notwithstanding any other provision of this Plan, in the event that an RSU Settlement Date falls during a black-out period or other trading restriction imposed by the Company and an RSU Participant has not delivered an RSU Settlement Notice, then such RSU Settlement Date shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

(5)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the RSU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 4.2	Determination of Amounts.

(1)

Cash Equivalent of Restricted Share Units. For purposes of determining the Cash Equivalent of Restricted Share Units to be made pursuant to Section 4.1(2)(a) or Section 4.1(2)(c), such calculation will be made on the RSU Settlement Date based on the Market Value on the RSU Settlement Date multiplied by the number of vested Restricted Share Units in the Participant’s Restricted Share Unit notional account which the Participant desires to settle in cash pursuant to the RSU Settlement Notice.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to an RSU Participant upon settlement of Restricted Share Units pursuant to Section 4.1(2)(b) or Section 4.1(2)(c), such calculation will be made on the RSU Settlement Date based on the whole number of Shares equal to the whole number of vested Restricted Share Units then recorded in the Participant’s Restricted Share Unit notional account which the Participant desires to settle pursuant to the RSU Settlement Notice.

Section 4.3	Termination.

(1)

Except as the Board may otherwise determine or unless otherwise provided in the RSU Participant’s Grant Agreement or applicable deed of grant and regardless of any adverse or potentially adverse tax or other consequences resulting from the following:

(a)

if an RSU Participant ceases to be an Eligible Person as a result of such RSU Participant’s termination for "cause" or resignation without "good reason" (as such terms are defined in the relevant Grant Agreement or applicable deed of grant), subject to (b) below, any unvested Restricted Share Units held by such RSU Participant shall Expire on the RSU Termination Date and be of no further force or effect whatsoever and such Participant shall no longer be eligible for a grant of RSUs; and

(b)

if an RSU Participant ceases to be Eligible Person as a result of such RSU Participant’s dismissal without "cause" or resignation for "good reason" (as such terms are defined in the relevant Grant Agreement or applicable deed of grant), or as a result of such RSU Participant’s death or physical or psychological Incapacity, any unvested Restricted Share Units held by such RSU Participant shall vest on the RSU Termination Date.

ARTICLE 5

DEFERRED SHARE UNITS

Section 5.1	Grant of Deferred Share Units.

(1)	Subject to this Article 5, the Board may recommend the grant of, from time to time, Deferred Share Units to a DSU Participant.

(2)

The grant of a Deferred Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company.

(3)	The Company shall maintain a notional account for each DSU Participant, in which shall be recorded the number of Deferred Share Units granted or credited to such Participant.

(4)

The grant of a Deferred Share Unit to a DSU Participant, or the settlement of a Deferred Share Unit, under the Plan shall neither entitle such DSU Participant to receive nor preclude such DSU Participant from receiving subsequently granted Deferred Share Units.

Section 5.2	Equivalence.

One (1) Deferred Share Unit is equivalent to one (1) Share.

Section 5.3	Termination Right.

(1)

Each DSU Participant is entitled to terminate his or her participation in the Plan by filing with the Chief Financial Officer of the Company, or such other officer of the Company designated by the Board, a notice electing to terminate the receipt of additional Deferred Share Units in such form as the Board may determine (“Termination Notice”).

(2)	Such Termination Notice shall be effective as of the date received by the Company.

(4)

For greater certainty, to the extent a DSU Participant terminates his or her participation in the Plan, he or she shall not be entitled to become a DSU Participant again until the Fiscal Year following the Fiscal Year in which the Termination Notice becomes effective.

Section 5.4	Calculation.

(1)

The number of Deferred Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 5.5	Vesting.

(1)

All Deferred Share Units recorded in a DSU Participant’s Deferred Share Unit notional account shall vest on the DSU Termination Date, unless otherwise determined by the Board at its sole discretion, subject to a determination of the Board made in accordance with Article 8.

(2)	DSU Participants will not have any right to receive any benefit under the Plan in respect of a Deferred Share Unit until the DSU Termination Date.

Section 5.6	Settlement in respect of Deferred Share Units.

In respect of an award of Deferred Share Units granted to a DSU Participant, settlement shall be as soon as practicable following the DSU Termination Date and no later than the DSU Payment Date:

(1)

Subject to Section 5.6(2), the DSU Participant (or where the DSU Participant has died, the Personal Representative of the DSU Participant) will deliver to the Company a DSU Settlement Notice, in the DSU Participant’s sole discretion, to elect to settle all Deferred Share Units in such DSU Participant’s notional account for their Cash Equivalent (determined in accordance with Section 5.7(1)), Shares (determined in accordance with Section 5.7(2)) or a combination thereof.

(2)

If such DSU Settlement Notice is not received by the Company within 30 days prior to the DSU Payment Date, settlement shall take the form of the Cash Equivalent determined in accordance with Section 5.8(1), among other provisions of this Plan.

(3)	Settlement of Deferred Share Units shall take place on the DSU Payment Date and in the form set out in the DSU Settlement Notice through:

(a)

in the case of settlement of Deferred Share Units for their Cash Equivalent, delivery of a cheque to the Participant, a dependant or relation of the Participant or the Participant’s duly authorized legal representative (or such other person as is referred to in Section 2.8), as the case may be, representing the Cash Equivalent;

(b)	in the case of settlement of Deferred Share Units for Shares issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8)); or

	(c)	in the case of settlement of Deferred Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.
(4)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the DSU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 5.7	Determination of Amounts.

(1)

Cash Equivalent of Deferred Share Units. For purposes of determining the Cash Equivalent of Deferred Share Units, such calculation will be made based on the Market Value on the DSU Payment Date multiplied by the number of Deferred Share Units in the Participant’s Deferred Share Unit notional account as of the DSU Payment Date.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to a DSU Participant upon settlement of Deferred Share Units, such calculation will be made on the DSU Termination Date, or if the DSU Termination Date is not a Business Day, on the next such Business Day, based on the whole number of Shares equal to the whole number of Deferred Share Units then recorded in the Participant’s Deferred Share Unit notional account.

ARTICLE 6

INCENTIVE SHARE UNITS

Section 6.1	Grant of Incentive Share Units

(1)

Subject to the provisions of this Plan, the Board may grant Incentive Share Units to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of an Incentive Share Unit shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company.

(3)	The Company shall maintain a notional account for each ISU Participant, in which shall be recorded the number of vested and unvested Incentive Share Units granted or credited to such Participant.

(4)

The grant of an Incentive Share Unit to an ISU Participant, or the settlement of an Incentive Share Unit, under the Plan shall neither entitle such ISU Participant to receive nor preclude such ISU Participant from receiving subsequently granted Incentive Share Units.

Section 6.2	Equivalence

One (1) Incentive Share Unit is equivalent to one (1) Share.

Section 6.3	Calculation.

The number of Incentive Share Units granted at any particular time pursuant to this Plan will be calculated by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant.

Section 6.4	Vesting.

Each ISU Participant’s Grant Agreement or the applicable deed of grant shall describe the Performance Criteria established by the Board that must be achieved for Incentive Share Units to vest to the ISU Participant, provided the ISU Participant is continuously employed by or in service with the Company, or any of its Group Companies, from the Date of Grant until such ISU Vesting Date, and provided further that in the event of any Change of Control, any unvested Incentive Share Units shall vest on the date which the Board determines in accordance with Article 8.

ARTICLE 7

SETTLEMENT & EXPIRY

Section 7.1	Settlement of Incentive Share Units.

(1)	Except as otherwise provided in an ISU Participant’s Grant Agreement or the applicable deed of grant, or any other provision of this Plan:

(a)

all of the vested Incentive Share Units covered by a particular grant and the related Incentive Share Units credited pursuant to Section 6.2 may be settled on the first Business Day following their ISU Vesting Date (the “ISU Settlement Date”);

(b)

an ISU Participant shall become entitled to deliver to the Company, on or before the ISU Settlement Date, an ISU Settlement Notice in respect of any or all vested Incentive Share Units held by the ISU Participant; and

(c)

in the ISU Settlement Notice, the ISU Participant will elect, in the ISU Participant’s sole discretion, , to settle vested Incentive Share Units for their Cash Equivalent (determined in accordance with Section 7.2(1)), Shares (determined in accordance with Section 7.2(2)) or a combination thereof.

(2)	Subject to Section 7.1(3), settlement of Incentive Share Units shall take the form set out in the ISU Settlement Notice through delivery of:

(a)

in the case of settlement of Incentive Share Units for their Cash Equivalent, a cheque to the ISU Participant or wire or bank transfer of cash (or such other person as is referred to in Section 2.8) representing the Cash Equivalent;

(b)

in the case of settlement of Incentive Share Units for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8) ; or

(c)	in the case of settlement of Incentive Share Units for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

(3)

If an ISU Settlement Notice is not received by the Company on or before the ISU Settlement Date, settlement shall take the form of Shares issued by the Company or transferred as set out in Section 7.2(2).

(4)

Notwithstanding any other provision of this Plan, in the event that a ISU Settlement Date falls during a black-out period or other trading restriction imposed by the Company and a ISU Participant has not delivered a ISU Settlement Notice, then such ISU Settlement Date shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

(5)

Notwithstanding any other provision of the Plan, the Company may require as a condition of settlement that the ISU Participant enters into a Section 431 Election with their employer in respect of any Shares to be acquired.

Section 7.2	Determination of Amounts.

(1)

Cash Equivalent of Incentive Share Units. For purposes of determining the Cash Equivalent of Incentive Share Units to be made pursuant to Section 7.1(2)(a) or Section 7.1(2)(c), such calculation will be made on the ISU Settlement Date based on the Market Value on the ISU Settlement Date multiplied by the number of vested Incentive Share Units in the Participant’s Incentive Share Unit notional account which the Participant desires to settle in cash pursuant to the ISU Settlement Notice.

(2)

Payment in Shares; Issuance of Shares. For the purposes of determining the number of Shares to be issued or transferred and delivered to a ISU Participant upon settlement of Incentive Share Units pursuant to Section 7.1(2)(b) or Section 7.1(2)(c), such calculation will be made on the ISU Settlement Date based on the whole number of Shares equal to the whole number of vested Incentive Share Units then recorded in the Participant’s Incentive Share Unit notional account which the Participant desires to settle pursuant to the ISU Settlement Notice.

Section 7.3	Termination.

Except as the Board may otherwise determine or unless otherwise provided in the ISU Participant’s Grant Agreement or applicable deed of grant and regardless of any adverse or potentially adverse tax or other consequences resulting from the following, if a ISU Participant ceases to be an Eligible Person for any reason, any unvested Incentive Share Units held by such ISU Participant shall Expire on the ISU Termination Date and be of no further force or effect whatsoever and such Participant shall no longer be eligible for a grant of ISUs.

ARTICLE 8

CHANGE OF CONTROL - UNITS

Section 8.1	Conversion or Exchange of Units.

Notwithstanding anything else in this Plan or any Grant Agreement or deed of grant or Award Certificate, the Board has the right to provide for the conversion or exchange of any outstanding Units into or for units, rights or other securities in any entity participating in or resulting from a Change of Control, provided that the value of previously granted Units and the rights of Participants are not materially adversely affected by any such changes.

Section 8.2	Notice to Participants.

Upon the Company entering into an agreement relating to a transaction which, if completed, would result in a Change of Control, or otherwise becoming aware of a pending Change of Control, the Company may (only if and to the extent not prohibited by applicable laws, regulations or the rules of any Stock Exchange upon which the Shares are listed), give written notice of the proposed Change of Control to Participants, together with a description of the effect of such Change of Control on outstanding Units, not less than seven (7) days prior to the closing of the transaction resulting in the Change of Control.

Section 8.3	Acceleration of Vesting.

The Board may, in its sole discretion, accelerate the vesting and/or the expiry date of any or all outstanding Units, including conditionally, to provide that, notwithstanding the vesting provisions of such Units or any Grant Agreement, applicable deed of grant, or Award Certificate, such designated outstanding Units shall be vested upon (or prior to) the completion of the Change of Control (or, if relevant, prior to the sanctioning of a Compromise as contemplated by Section 8.5 below). If, for any reason, the Change of Control does not occur within the contemplated time period, the acceleration of the vesting of the Units shall be retracted and vesting shall instead revert to the manner provided in the Grant Agreement, applicable deed of grant, or Award Certificate.

Section 8.4	Effect of Change of Control

Notwithstanding the foregoing, and in the event of a Change of Control, outstanding Units will lapse immediately following the Change of Control to the extent not vested, unless sections 8.1, 8.5 or 8.6 applies.

Section 8.5 Court Sanction

In the event that the court sanctions a compromise or arrangement under section 899 or 901F of the Companies Act in connection with a Change of Control (a "Compromise"), the RSU will, subject to sections 8.1 above and 8.6 below and unless the Board determines otherwise, Expire immediately after such sanction.

Section 8.6 Replacement of Units

(a)
Without prejudice to Section 8.1, if there is an Acquiror who is a Company, each relevant Participant may, by agreement with the Acquiror within such period as the Board and Acquiror may agree, surrender any Units in exchange for a replacement right ("New Unit Award").
(b)
A New Unit Award shall be granted on such terms and in relation to such shares of such company as the Acquiror and the Participant may agree.

ARTICLE 9

OPTIONS

Section 9.1	Grant of Options
(1)

Subject to the provisions of this Plan, the Board may grant Options to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine.

(2)

The grant of an Option shall be either made by a deed of grant executed by the Company and evidenced by an Award Certificate, or evidenced by a Grant Agreement, signed on behalf of the Company. Among its other provisions, each Grant Agreement or Award Certificate will set forth: (a) the number of Shares subject to such Option; and (b) the extent to which the Option Participant will have the right to exercise the Option following the Option Termination Date. Such provisions will be determined in the discretion of the Board and included in the Grant Agreement or deed of grant and Award Certificate, and they need not be uniform among all Options issued pursuant to the Plan or to the same Option Participant.

(3)

The grant of an Option to an Option Participant, or the vesting, exercise, or settlement of an Option under the Plan shall neither entitle such Option Participant to receive nor preclude such Option Participant from receiving subsequently granted Options.

Section 9.2	Option Price

The exercise price per Share under each Option will be specified in the relevant Grant Agreement or applicable deed of grant (and set out in the Award Certificate) but shall not be less than the nominal value of a Share in the case of an Option to subscribe for Shares

Section 9.3	Term
The term of the Option will be ten (10) years from the Date of Grant.

Section 9.4	Exercise

Subject to Section 9.5 and Article 11, the Board will determine the time or times at which an Option may be exercised, in whole or in part. Each Option may specify a required period of continuous employment, the Performance Criteria or any other requirements to be achieved before the Option or portion thereof will vest and/or become exercisable. Each Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which such Option will not be exercisable and a method for determining the extent to which such Option will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Option will be set forth in the Grant Agreement or applicable deed of grant. An Option cannot be exercised after the end of the term of the Option.

Section 9.5	Lapse
An Option shall immediately Expire and cease to be capable of vesting or exercise on the earliest to occur of:
	(a)	the tenth anniversary of the Date of Grant;
	(b)	any date specified for the Options to Expire in the Grant Agreement or applicable deed of grant;
	(c)	in the event of the Option Participant's death, the first anniversary of the Option Participant's death;
	(d)	the expiry of any of the periods referred to in Article 11;
(e)

the date on which it is purported to be transferred or assigned (other than by reason of death in accordance with Section 2.8(b)), mortgaged, charged or otherwise disposed of by the Option Participant;

	(f)	the presentation of any petition to any court of competent jurisdiction by which an order is sought for the bankruptcy of the Option Participant (or any analogous proceeding in any jurisdiction);
(g)

upon the Option Participant making an application for an interim order or any proposal for a voluntary arrangement within Part VIII of the Insolvency Act 1986 (or any analogous proceeding in any jurisdiction);

	(h)	upon the Option Participant proposing any form of compromise with his creditors or any class of creditors (or any analogous proceeding in any jurisdiction); and
(i)

the date on which the Option Participant is deprived (otherwise than on death) of the legal or beneficial ownership of the Option by operation of law or by the Option Participant doing or omitting to do anything which causes him to be so deprived.

ARTICLE 10
EXERCISE AND SETTLEMENT OF OPTIONS

Section 10.1	Exercise of Option

(1)

Subject to Article 11 below and subject to the terms of the Grant Agreement or applicable deed of grant, an Option may only be exercised to the extent it has vested in accordance with the terms of the Grant Agreement or as set out in the applicable deed of grant.

(2)	An Option shall be exercisable, in whole or in part, by the delivery to the secretary of the Company of the following:
	(a)	a Grant Agreement or Award Certificate covering at least all of the Shares over which the Option is then to be exercised;
(b)

the Notice of Exercise in the prescribed form duly completed and signed by the Option Participant (or by his duly authorised agent) which shall specify whether the Option Participant requests settlement in Shares and/or in the Option Cash Equivalent (and in lieu of any specification, the Option Participant shall be deemed to have specified full settlement in Shares);

	(c)	if the Board so requires, a Section 431 Election entered into by the Option Participant in relation to the Shares to be acquired;
(d)

payment (or such arrangements for the making of such a payment as the Board shall permit) of a sum equal to the aggregate Option Price for the number of Shares over which the Option is to be exercised (save to the extent the Option is to be settled by payment of an Option Cash Equivalent); and

	(e)	payment (or such arrangements for the making of such a payment as the Board shall permit) of any Applicable Withholding Tax Liability in accordance with Section 2.6.
(3)	Subject to Section 10.1(4), settlement of Options shall take the form set out in the Notice of Exercise through delivery of, within 30 days following the effective date of exercise of the Option:
(a)

in the case of settlement of Options for their Option Cash Equivalent, a cheque to the Option Participant (or such other person as is referred to in Section 2.8) or wire or bank transfer of cash representing the Option Cash Equivalent;

	(b)	in the case of settlement of Options for Shares, the issue and allotment or transfer or procurement of transfer to the Participant (or such other person as is referred to in Section 2.8); or
	(c)	in the case of settlement of Options for a combination of Shares and the Option Cash Equivalent, a combination of (a) and (b) above.
(4)

Notwithstanding any other provision of this Plan, in the event that the exercise of an Option, or the subsequent 30-day period falls during a black-out period or other trading restriction imposed by the Company, then the 30-day period referred to above shall be automatically extended to the tenth (10th) Business Day following the date that such black-out period or other trading restriction is lifted, terminated or removed.

Section 10.2	Option Cash Equivalent

For purposes of determining the Option Cash Equivalent of Options to be made pursuant to Section 10.1(3)(a) or Section 10.1(3)(c), such calculation will be made on the effective date of exercise based on the Market Value on the effective date of exercise multiplied by the number of Shares in respect of which the Option is being exercised and in respect of which the Option Participant desires to settle in cash pursuant to the Notice of Exercise.

ARTICLE 11
CHANGE OF CONTROL – OPTIONS

Section 11.1	Notice to Participants
(1)

Upon the Company entering into an agreement relating to a transaction which, if completed, would result in a Change of Control (including one which may fall within Section 11.2 or Section 11.3 before), the Options shall be treated in the manner prescribed by the definitive agreement (if any) for such Change of Control. If there is no agreement for such a Change of Control, or there is no provisions prescribing the treatment of Options therein, the Company may (only if and to the extent not prohibited by applicable laws, regulations or the rules of any Stock Exchange upon which the Shares are listed), but shall not be obliged to, give written notice of the proposed Change of Control to Participants, together with a description of the effect of such Change of Control on outstanding Options, not less than seven (7) days prior to the closing of the transaction resulting in the Change of Control (the "Change of Control Notice").

(2)

In the event that a Change of Control Notice is made, the Option Participant may, save where Section 11.2 below applies, exercise his Option to the extent specified in Section 11.4 by delivering his Notice of Exercise and the aggregate Option Price (under the procedure in Section 10.1(2) or such other procedure as may be specified by the Board in the Change of Control Notice) at any time in the period commencing on the Option Participant's receipt of the Notification and ending immediately prior to such Change of Control. Any Notice of Exercise delivered in accordance with this Section 11.1(2) prior to such Change of Control shall take effect immediately before Change of Control takes effect. The Option shall, to the extent unexercised, lapse immediately following the Change of Control unless the Acquiror has informed the Board that it intends to offer to grant Option Participants new options in accordance with Section 11.5, in which case the Option shall cease to be exercisable following the Change of Control under this Plan, but may still be released under Section 11.5 within the period of six months following the Change of Control and on the expiry of the said six month period the Option shall lapse.

(3)

In the event that no Change of Control Notice is made as permitted by Section 11.1(1) and there is no agreement relating to a Change of Control and/or there is no provisions prescribing the treatment of Options therein then subject to Section 11.2 and 11.5 below, the Option may be exercised within six months of a Change of Control to the extent specified in Section 11.4, and on the expiry of the said six month period the Option shall, to the extent unexercised, Expire and cease to be capable of exercise.

Section 11.2	Court Sanction

In the event that the court sanctions a compromise or arrangement under section 899 or 901F of the Companies Act in connection with a Change of Control (a "Compromise"), then subject to Section 11.1(1) above and 11.5 below, the Option may be exercised to the extent specified in Section 11.4 within six months of the date on which such Compromise is so sanctioned, and on the expiry of the said six month period the Option shall, to the extent unexercised, Expire and cease to be capable of exercise.

Section 11.3	Squeeze-out

If any person becomes bound or entitled to acquire shares under Chapter 3, Part 28 of the Companies Act, then subject to Section 11.1(1) above and Section 11.5 below, an Option may be exercised to the extent set out in Section 11.4 at any time when that person remains so bound or entitled and to the extent not so exercised shall lapse at the expiry of such period.

Section 11.4	Extent of exercise

Subject to the terms of the relevant Grant Agreement or applicable deed of grant, an Option may be exercised under this Article 11 to the extent it has vested pursuant to the Grant Agreement or as set out in the applicable deed of grant as at the date of: (i) the Change of Control if Section 11.1(2) or (3) applies (and for the avoidance of doubt, where Section 11.1(2) applies, the Option may be exercised to the extent it would have been vested on the Change of Control if not exercised immediately prior); (ii) the date on which a Compromise is sanctioned if Section 11.2 applies; or (iii) the date on which a person becomes bound or entitled to acquire shares if Section 11.3 applied. Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of any or all outstanding Options, including conditionally, to provide that, notwithstanding the vesting provisions of such Options or any Grant Agreement, deed of grant, or Award Certificate, such designated outstanding Options shall be vested upon (or prior to) the completion of the Change of Control (or, if relevant, prior to the sanctioning of a Compromise as contemplated by Section 11.2 or a person becoming bound or entitled to acquire shares as contemplated by Section 11.3). If, for any reason, the Change of Control or relevant event does not occur, the acceleration of the vesting of the Options shall be retracted and vesting shall instead revert to the manner provided in the Grant Agreement or deed of grant.

Section 11.5	Replacement Options
(1)

Notwithstanding anything else in this Plan (other than Section 11.1(1)) or any Grant Agreement, deed of grant, or Award Certificate, the Board has the right to provide for the conversion, replacement, or exchange of any outstanding Options into or for options, rights or other securities in any entity participating in or resulting from a Change of Control, provided that the value of previously granted Options and the rights of Participants are not materially adversely affected by any such changes.
(2)

Without prejudice to Section 11.5(1), if there is an Acquiror who is a company, or a company becomes bound or entitled to acquire shares under Chapter 3, Part 28 of the Companies Act, each Participant may, by agreement with the Acquiror within the periods set out in Section 11.5(4), surrender any Options in exchange for a replacement option ("New Option").

(3)	A New Option shall be granted on such terms and in relation to such shares of such company as the Acquiror and the Participant may agree.
(4)	The periods referred to in Section 11.5(2) are:
	(a)	In the case of a Change of Control that is not effected by a Compromise, six months from the date of the Change of Control;
	(b)	In the case of a Compromise contemplated by Section 11.2, six months from the date on which the Compromise becomes effective; and
	(c)	In the case of a person becoming bound or entitled to acquire shares as contemplated by Section 11.3, during the period such person is so bound or entitled.

ANNEX 1 to the

REZOLVE AI PLC LONG TERM INCENTIVE PLAN

This Annex 1 to the Rezolve AI plc Long Term Incentive Plan (the "Plan" and such Annex 1 being the "Non-Employee Plan")) is intended to be a separate plan which governs Units granted to directors, officers, and consultants. Units granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following terms and provisions which will replace and/or supplement certain terms and provisions of the Plan as indicated herein.

Capitalised terms used but not defined in this Non-Employee Plan are defined in the Plan, subject to the provisions set out below

1.
ARTICLE 1 - PURPOSE AND INTERPRETATION

1.1.
All references to Plan throughout the Non-Employee Plan shall, save where the context requires otherwise, refer to the Non-Employee Plan.

1.2.
In the first paragraph of the Plan, the word "employees" shall be deleted and replaced with the words "directors, officers, and consultants and persons employed or engaged directly or indirectly to provide services"

1.3.
In the Non-Employee Plan, the following definitions shall be inserted:

1.3.1.
“Annual Board Retainer” means the annual retainer paid by the Company to a director in a Fiscal Year for service on the Board, together with Board committee fees, attendance fees and additional fees and retainers to committee chairs.

1.3.2.
"Award Date" means the date(s) during the Fiscal Year on which the Annual Board Retainer is awarded.

1.3.3.
"Consultant” means the role as providing professional or expert advice in a particular field of science or business to either an organisation or individual;

1.4.
In the Non-Employee plan, the following definitions shall be amended as follows:

1.4.1.
In the definition of "DSU Participant", the words "who for greater certainty must also be an employee" shall be deleted and replaced with the words "who for greater certainty shall not also be a direct employee".

1.4.2.
In the definition of "DSU Termination Date" the words "(regardless of whether they have also ceased to be or have previously ceased to be an employee)" shall be deleted.

1.4.3.
In the definition of "Eligible Person", the word "employee" shall be deleted and replaced with the words "director, officer, Consultant, or person employed or engaged directly or indirectly to provide services".

1.4.4.
In the definition of "ISU Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

1.4.5.
In the definition of "Option Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

1.4.6.
In the definition of "RSU Termination Date", the word "employment" shall be deleted throughout and replaced with the words "engagement, employment, appointment or retention"

2.
ARTICLE 2 - GENERAL PROVISIONS

2.1 In Section 2.2(a), the words "or the Rezolve AI plc Long Term Incentive Plan" shall be inserted after the words "sub-plan to this Plan".

2.2 Section 2.9(1) shall be deleted and replaced with the following:

The grant of an Award does not form part of the Participant's entitlement to remuneration or benefits pursuant to that person's letter of appointment or contract for services or service, nor does the existence of such letter of appointment or contract for services or service between an Eligible Person and any company give such Eligible Person any right or entitlement to have an Award granted to him in respect of any number of Shares or any expectation that an Award might be granted to him whether subject to any conditions or at all and the grant of an Award shall not give him any entitlement or expectation that further Awards will be granted. In addition, the rights and obligations of a Participant under the terms and conditions of his office, engagement, employment, or appointment shall not be affected by his participation under the Rules or any right he may have to participate. An individual who participates under the Rules waives all and any rights to compensation or damages in consequence of the termination of his office, engagement, employment, or appointment with any company for any reason whatsoever, whether lawful or not, in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to the settlement of an Award under the Rules as a result of such termination or from the loss or diminution of value of such rights or entitlements. If necessary, the Participant's terms of engagement, appointment, employment, or retention shall be varied accordingly".

2.3 In Section 2.15, the words "or any Settlement Price (as later defined in the Plan in respect of any Units)" shall be inserted following the words "Option Price" throughout.

2.4 In Section 2.18: (a) the word "employer" shall be deleted and replaced with the words "engaging company"; (b) the words "Participant's personal information" shall be deleted and replaced with the words "Participant's personal information"; and (c) the words "employee privacy notice" shall be deleted and replaced with the words "privacy notice".

3.
ARTICLE 3 - RESTRICTED SHARE UNITS

3.1 At the end of Section 3.1(1), the following sentence shall be inserted: "Notwithstanding the foregoing, it shall, unless the Board determines that it is not required by applicable law, be a term of each Restricted Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Restricted Share Unit (the "Settlement Price")."

3.2.
In Section 3.4(4), the words "is continuously employed by" shall be deleted and replaced with the words "in service with".

4.
ARTICLE 4 - SETTLEMENT & EXPIRY

4.1 The following new Section 4.1(6) shall be inserted:

"Notwithstanding the foregoing, no Restricted Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 3.1(1). In the event that such payment or arrangements are not made within 30 days following the RSU Settlement Date, the Participant shall be deemed to have elected for settlement by the Restricted Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "RSU Settlement Date"."

4.2 In Section 4.3, the words "or termination" shall be inserted following the word "dismissal"; and the words "or early termination of their engagement" shall be inserted following the word "resignation".

5.
ARTICLE 5 – DEFERRED SHARE UNITS

5.1 The following new Section 5.1(4) shall be inserted: "Notwithstanding the foregoing, it shall unless the Board determines that it is not required by applicable law be a term of each Deferred Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Deferred Share Unit (the "Settlement Price")."

5.2.
The following new section will be inserted as Section 5.3 and the remainder of Article 5 will be renumbered accordingly with all cross-references updated accordingly:

"Section 5.3 Election Notice; Elected Amount.

(1) Subject to Board approval, a DSU Participant may elect by filing an election notice in such form as the Board may permit (the “Election Notice”), once each Fiscal Year, to be paid up to one hundred percent (100%) of his or her Annual Board Retainer in the form of Deferred Share Units (the “Elected Amount”), with the balance being paid in cash in accordance with the Company’s regular practices of paying such cash compensation. In the case of an existing DSU Participant, the election must be completed, signed and delivered to the Company by the end of the Fiscal Year preceding the Fiscal Year to which such election is to apply. In the case of a new DSU Participant, the election must be completed, signed and delivered to the Company as soon as possible, and, in any event, no later than 30 days, after the director’s appointment, with such election to be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such Fiscal Year. For the first year of the Plan, DSU Participants must make such election as soon as possible, and, in any event, no later than 30 days, after adoption of the Plan and the election shall be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such Fiscal Year. If no election is made in respect of a particular Fiscal Year, the new or existing DSU Participant will be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(2) The Election Notice shall, subject to any minimum amount that may be required by the Board, from time to time, designate the percentage of the Annual Board Retainer for the applicable Fiscal Year that is to be deferred into Deferred Share Units, with the remaining percentage to be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(3) In the absence of a designation to the contrary (including delivery of an Election Notice by a DSU Participant requesting that a greater or lesser percentage of his or her Annual Board Retainer be payable in the form of Deferred Share Units relative to the percentage previously elected by such DSU Participant), the DSU Participant’s Election Notice shall remain in effect unless otherwise terminated."

5.3.
The following new subsection shall be inserted into Section 5.4 (as renumbered) as section 5.4(3), and the remainder of section 5.4 shall be renumbered accordingly with all cross-references updated accordingly:

"(3) Thereafter, any portion of such DSU Participant’s Annual Board Retainer payable, and subject to comply with Section 5.3, all subsequent Annual Board Retainers shall be paid in cash in accordance with the Company’s regular practices of paying such cash compensation."

5.4.
Section 5.5 (as renumbered) shall be deleted and replaced with the following:

"Section 5.5 Calculation.

(1) The number of Deferred Share Units granted at any particular time pursuant to this Plan will be calculated by:

(a) in the case of an Elected Amount, by dividing (i) the dollar amount of the Elected Amount allocated to the DSU Participant by (ii) the Market Value of a Share on the applicable Award Date; or

(b) in the case of a grant of Deferred Share Units pursuant to Section 5.1, by dividing (i) the dollar amount of such grant by (ii) the Market Value of a Share on the Date of Grant."

5.5.
The following new section 5.7(5) (as renumbered) shall be inserted into Section 5.7 (as renumbered):

"Notwithstanding the foregoing, no Deferred Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 5.1(4). In the event that such payment or arrangements are not made within 30 days following the DSU Payment Date, the Participant shall be deemed to have elected for settlement by the Deferred Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "DSU Payment Date"."

6.
ARTICLE 6 – INCENTIVE SHARE UNITS

6.1 The following new Section 6.1(4) shall be inserted: "Notwithstanding the foregoing, it shall, unless the Board determines that it is not required by applicable law, be a term of each Incentive Share Unit that the relevant Participant shall, as a condition to settlement of the Units in Shares, pay or procure the payment of an amount to be determined by the Board but which shall not be less than the nominal value of the relevant Shares prior to settlement of the relevant Incentive Share Unit (the "Settlement Price")."

7.
ARTICLE 7 – SETTLEMENT & EXPIRY

7.1.
The following new section 7.1(6) shall be inserted into Section 7.1:

"Notwithstanding the foregoing, no Incentive Share Unit may be settled by the issuance of Shares unless the Participant has paid by cheque, bank transfer, or cash, or made arrangements satisfactory to the Board to procure the payment of the Settlement Price referenced in Section 6.1(4). In the event that such payment or arrangements are not made within 30 days following the ISU Settlement Date, the Participant shall be deemed to have elected for settlement by the Incentive Share Unit's Cash Equivalent with the day following the expiry of such 30 day period being deemed to be the "ISU Settlement Date"."